UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2012

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	INCOME STRATEGIES

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	6

Portfolio Management Discussions and Performance Summaries	8

Schedules of Investments	38

Financial Statements	46

Financial Highlights	54

Notes to Financial Statements	66

Other Information	82

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income, Goldman Sachs Global Income, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Global Income, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Investment Grade Credit and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Portfolio may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2012 (the “Reporting Period”).

Investment Process

The Portfolios invest their assets in a strategic mix of underlying funds. We allow strategic targets to shift with their respective market returns but we continue to adjust tactical tilts on a quarterly basis to reflect our latest views. We adjust the overall asset allocation of the Portfolios based on current market conditions and our economic and market forecasts.

Market Review

Both U.S. and international equities recorded positive returns during the Reporting Period. U.S. equity markets gained significant ground, with relatively strong performance versus many other developed markets reflecting optimism about a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the Reporting Period, while international developed equities, as measured by the MSCI EAFE Index, gained 2.96%.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

Despite widespread downgrades of European sovereign debt by Standard & Poor’s, the international equity markets reflected improved sentiment that Europe would avert a financial crisis through liquidity provided by the European Central Bank’s longer-term refinancing operation (“LTRO”) and the proposal of a fiscal compact for the European Monetary Union (“EMU”). Japanese equities rose as the yen weakened significantly early in the Reporting Period following the Bank of Japan’s unexpected monetary policy easing in the form of increased asset purchases.

By April, optimism on Europe had given way to uncertainty and fear of an EMU break-up, a sentiment that would last into June. The changing political landscape unnerved markets. The French did not re-elect their president, who had worked closely with Germany’s chancellor since the start of the sovereign debt crisis, and elected a Socialist. The Dutch coalition government broke up. In addition, deepening concerns over the health of Spanish banks and Greece’s potential exit from the EMU weighed heavily on European markets, the euro and the financials sector, particularly large European banks. Despite further easing from the Bank of Japan, the yen continued to rise and pressured Japanese equities.

MARKET REVIEW

Also during April, economic data from the U.S. began to lose some momentum and called into question the U.S. recovery. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first-quarter U.S. Gross Domestic Product (“GDP”) estimate of 2.2%1 was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals.

Outside of U.S. and European economic concerns, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. The gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

Throughout the Reporting Period, we favored equities over fixed income in implementing our strategies.

EQUITIES

■

Regional — We were bullish on U.S. stocks over international stocks throughout the Reporting Period because of stronger momentum and more supportive macroeconomic conditions for the U.S. equity markets relative to the international equity markets. Also during the Reporting Period, we maintained a bullish view of developed markets equities versus emerging markets equities. From our point of view, the emerging equity markets appeared less attractive than the developed equity markets given comparatively expensive valuations, weak momentum and poor investment flows into emerging markets equities.

Within the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy, we implemented our country level views through the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we favored the U.K. as a result of attractive valuations, high risk premiums and strong investment flows. We favored Germany because of high risk premiums and attractive valuations. We were bearish on Australia because of less supportive macroeconomic conditions, expensive valuations, weak momentum and low risk premiums. In addition, we were bearish on Spain due to weak momentum and low risk premiums.

Within emerging markets equities at the end of the Reporting Period, we favored Thailand and Mexico as a result of strong momentum and supportive macroeconomic conditions and, in the case of Mexico, good investment flows. At the end of the Reporting Period, we were bearish on South Africa because of low risk premiums and weak valuations. In addition, we were bearish on Brazil because of poor investment flows and low risk premiums.

[1]	Source: Commerce Department as of May 31, 2012.

MARKET REVIEW

■

Style and Size — Among U.S. equities, we maintained a bullish stance through the underlying funds on growth stocks versus value stocks. We preferred growth stocks over value stocks because of supportive macroeconomic conditions and strong momentum for growth stocks.

Through underlying funds, the Portfolios had at the beginning of the Reporting Period a neutral position on U.S. small-cap stocks versus U.S. large-cap stocks. During the second quarter of 2012, we adopted a bullish view of U.S. large-cap stocks because of the expensive valuations of U.S. small-cap stocks.

FIXED INCOME

Throughout the Reporting Period, we were bearish on U.S. fixed income versus international fixed income, primarily because U.S. fixed income appeared relatively more expensive. At the beginning of the Reporting Period, we held a neutral view on high yield bonds versus investment grade bonds. We became increasingly bullish on high yield bonds because of relatively strong momentum, supportive macroeconomic conditions and low default risk.

We began the Reporting Period with a bullish view on U.S. dollar denominated emerging markets debt versus developed markets debt, growing even more bullish on U.S. dollar denominated emerging markets debt during the second quarter as a result of their strong momentum and high risk premiums, as well as supportive macroeconomic conditions. When the Reporting Period started, we favored developed markets debt over local emerging markets debt (through which the Portfolios gain exposure to local currencies). During the second quarter, we became bullish on local emerging markets debt relative to developed markets debt because of the strong momentum of emerging currencies.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■

Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 65 professionals with significant academic and practitioner experience.

■

Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.* The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Asset Allocation Portfolios’ (the “Portfolios”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A

Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 4.01%, 3.71%, 3.61%, 4.22%, 4.04%, 4.13% and 3.89%, respectively. This compares to the 4.21% cumulative total return of the Fund’s blended benchmark as constituted prior to the close of business on June 29, 2012, which is comprised 60% of the Barclays U.S. Aggregate Bond Index (“Barclays Index”), 20% of the Standard & Poor’s® 500 Index (with dividends reinvested) (“S&P® 500 Index”) and 20% of the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”), during the same period. Effective as of close of business on June 29, 2012, the Fund’s blended benchmark is comprised of a blend of the Barclays Global Aggregate Bond Index (hedged to USD) (the “Barclays Global Index”) (60%) and the MSCI All Country World Index (unhedged) (the “MSCI ACWI Index”) 40%.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 6.74%, 6.28%, 6.31%, 6.97%, 6.71%, 6.81% and 6.59%, respectively. This compares to the 6.47% cumulative total return of the Fund’s blended benchmark as constituted prior to the close of business on June 29, 2012, which is comprised 50% of the S&P® 500 Index and 50% of the MSCI EAFE Index, during the same period. Effective as of close of business on June 29, 2012, the Fund’s benchmark is the MSCI ACWI Index.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 5.06%, 4.62%, 4.54%, 5.16%, 4.92%, 5.11% and 4.86%, respectively. This compares to the 5.03% cumulative total return of the Fund’s blended benchmark as constituted prior to the close of business on June 29, 2012, which is comprised 40% of the Barclays Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period. Effective as of close of business on June 29, 2012, the Fund’s blended benchmark is comprised of a blend of the Barclays Global Index (hedged to USD) (40%) and the MSCI ACWI Index (unhedged) (60%).

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 5.78%, 5.34%, 5.39%, 5.98%, 5.70%, 5.95% and 5.60%, respectively. This compares to the 5.79% cumulative total return of the Fund’s blended benchmark as constituted prior to the close of business on June 29, 2012, which is comprised 40% of the S&P® 500 Index, 40% of the MSCI EAFE Index and 20% of the Barclays Index, during the same period. Effective as of close of business on June 29, 2012, the Fund’s blended benchmark is comprised of a blend of the Barclays Global Index (hedged to USD) (20%) and the MSCI ACWI Index (unhedged) (80%).

The components of the Portfolios’ blended benchmarks as constituted prior to the close of business on June 29, 2012, the S&P® 500 Index, the Barclays Index and the MSCI EAFE Index, generated cumulative total returns of 9.49%, 2.37% and 3.38%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A

During the Reporting Period, the Portfolios generated positive absolute returns but in certain share classes, they underperformed their respective blended benchmarks after fees and expenses. In general, our quarterly tactical views added to the Portfolios’ results during the Reporting Period. Our strategic, long-term asset allocation policy also contributed positively. In addition, security selection within the underlying funds enhanced the performance of each of the Portfolios.

PORTFOLIO RESULTS

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views contributed to the performance of the Portfolios during the Reporting Period. In the first calendar quarter, the Portfolios benefited from our tactical positioning in U.S. equities versus international equities. These results were somewhat offset by weak performance during the second calendar quarter driven by the Portfolios’ overweight in equity versus fixed income, particularly their exposure through the underlying funds in international stocks.

However, the Portfolios’ underweighted position in emerging markets stocks versus developed markets stocks contributed positively to performance during the second quarter.

On the fixed income side, the Portfolios benefited from their overweighted position in U.S. dollar denominated emerging markets debt relative to emerging markets debt. They were hurt by our tactical views on local emerging markets debt (through which the Portfolios gain exposure to local currencies) versus developed markets debt. As mentioned in the Market Review, we favored developed markets debt over local emerging markets debt at the beginning of the Reporting Period. During the second calendar quarter, we became bullish on local emerging markets debt relative to developed markets debt because of the strong momentum of emerging market currencies.

Our other asset class tactical views did not have a significant impact on performance during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Structured International Equity Fund performed the best relative to their respective benchmark indices. The Goldman Sachs Structured Large Cap Value Fund underperformed its benchmark index.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs Core Fixed Income Fund outperformed their respective benchmark indices most. The Goldman Sachs High Yield Floating Rate Fund modestly underperformed its benchmark index during the Reporting Period.

Among alternative investment classes, the Goldman Sachs International Real Estate Securities Fund significantly outperformed its benchmark index during the Reporting Period. The Goldman Sachs Commodity Strategy Fund underperformed its benchmark index.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to gain greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	Within the equity portion of the Portfolios, we shifted from a neutral position on U.S. small-cap stocks versus U.S. large-cap stocks to a bullish view of U.S. large-cap stocks, largely because of the expensive valuations of U.S. small-cap stocks.

Within fixed income, we began the Reporting Period with a neutral view on high yield bonds versus investment grade bonds but grew increasingly bullish on high yield bonds. We became increasingly bullish on U.S. dollar denominated emerging markets debt versus emerging markets debt. We shifted the Portfolios from an overweighted position in developed markets debt versus local emerging markets debt to an overweighted allocation to local emerging markets debt relative to developed markets debt.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A

The Quantitative Investment Strategies Team makes 10 active decisions within the Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

PORTFOLIO RESULTS

At the end of the Reporting Period, we had a neutral view on stocks relative to fixed income, as less supportive macroeconomic conditions for stocks were offset by their attractive valuations. We had become more bullish on U.S. equity versus international equity. We were somewhat less bullish on developed markets equities versus emerging markets and on growth stocks versus value stocks. We had adopted a neutral view on U.S. large-cap stocks versus U.S. small-cap stocks.

In fixed income at the end of the Reporting Period, we were bearish on U.S. fixed income versus international fixed income, given that U.S. fixed income appeared relatively expensive. We were more bullish on high yield bonds relative to investment grade fixed income. In addition, because of weak momentum in U.S. dollar-denominated emerging markets debt, we were bearish on that asset class versus developed markets debt. We were bullish on developed markets debt relative to local emerging markets debt as a result of less supportive macroeconomic conditions and weak momentum in local emerging markets debt.

Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. After the end of the Reporting Period, in order to further strengthen our strategic allocation, we introduced a managed volatility component to three of the Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio.

We believe this enhancement can help dampen the Portfolios’ risk in periods of extreme volatility and potentially produce stronger risk-adjusted returns over the long-term. The Portfolios will be constructed to provide consistent exposure to each of their respective benchmarks and will aim to reflect their investment objectives faithfully. This process also incorporates our updated views on asset class correlations, volatilities and changes in global market capitalization across asset classes and regions.

To embed our managed volatility view, we introduced after the close of business on June 29, 2012, a new underlying fund to our existing line-up of underlying funds that comprise the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio

and the Goldman Sachs Growth Strategy Portfolio. With the exception of the Goldman Sachs Equity Growth Strategy Portfolio (100% equity), all the Portfolios will gain a 15% allocation to the Goldman Sachs Dynamic Allocation Fund, which provides balanced exposures to equity, fixed income and commodity markets. Ultimately, we believe the inclusion of a managed-volatility component should provide a more stable investment experience for our investors. The ability to express our tactical asset allocation tilts will not be affected, and all Portfolios will be constructed to maintain a similar overall risk profile to that of their respective benchmarks.

FUND BASICS

Balanced Strategy

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]
Class A	4.01%	4.21%
Class B	3.71	4.21
Class C	3.61	4.21
Institutional	4.22	4.21
Service	4.04	4.21
Class IR	4.13	4.21
Class R	3.89	4.21

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Balanced Strategy Composite Index (Current) (“Current Balanced Composite”) is compromised of a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (40%). The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index and the MSCI ACWI Index unhedged, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.90%	0.07%	4.16%	3.81%	1/2/98
Class B	-7.08	0.06	4.11	3.78	1/2/98
Class C	-3.26	0.45	3.96	3.45	1/2/98
Institutional	-1.11	1.63	5.17	4.64	1/2/98
Service	-1.54	1.10	4.65	4.12	1/2/98
Class IR	-1.26	N/A	N/A	1.34	11/30/07
Class R	-1.77	N/A	N/A	0.88	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.31%
Class B	2.01	2.06
Class C	2.01	2.06
Institutional	0.86	0.91
Service	1.36	1.41
Class IR	1.01	1.06
Class R	1.51	1.56

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]

The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2012 to June 30, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[8]	Rounds to less than 0.05%.

FUND BASICS

Equity Growth Strategy

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Portfolio Total Return (based on NAV)[1]	Equity Growth Strategy Composite Index[2]
Class A	6.74%	6.47%
Class B	6.28	6.47
Class C	6.31	6.47
Institutional	6.97	6.47
Service	6.71	6.47
Class IR	6.81	6.47
Class R	6.59	6.47

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Equity Growth Strategy Fund ceased using a composite Index. Currently, the Fund’s Index is the MSCI All Country World Index (the “MSCI ACWI Index”). The MSCI ACWI Index figures do not reflect any deduction for fees, expenses or taxes. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that the MSCI ACWI Index is a more appropriate benchmark against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.90%	-5.39%	4.46%	2.67%	1/2/98
Class B	-12.08	-5.42	4.40	2.64	1/2/98
Class C	-8.41	-5.03	4.27	2.31	1/2/98
Institutional	-6.40	-3.92	5.47	3.45	1/2/98
Service	-6.81	-4.40	4.95	2.96	1/2/98
Class IR	-6.57	N/A	N/A	-4.17	11/30/07
Class R	-6.97	N/A	N/A	-4.54	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.41%
Class B	2.09	2.16
Class C	2.09	2.16
Institutional	0.94	1.01
Service	1.44	1.51
Class IR	1.09	1.16
Class R	1.59	1.66

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]

The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2012 to June 30, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth and Income Strategy

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]
Class A	5.06%	5.03%
Class B	4.62	5.03
Class C	4.54	5.03
Institutional	5.16	5.03
Service	4.92	5.03
Class IR	5.11	5.03
Class R	4.86	5.03

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Growth and Income Strategy Composite Index (Current) (“Current Growth and Income Composite”) is compromised of a blend of the Barclays Global Aggregate Bond Index (40%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (60%). The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index and the MSCI ACWI Index unhedged, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.42%	-2.07%	4.60%	3.67%	1/2/98
Class B	-8.63	-2.08	4.56	3.64	1/2/98
Class C	-4.80	-1.71	4.40	3.29	1/2/98
Institutional	-2.68	-0.57	5.62	4.49	1/2/98
Service	-3.20	-1.05	5.09	3.97	1/2/98
Class IR	-2.91	N/A	N/A	-0.96	11/30/07
Class R	-3.41	N/A	N/A	-1.41	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

   The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.38%
Class B	2.10	2.13
Class C	2.10	2.13
Institutional	0.95	0.98
Service	1.45	1.48
Class IR	1.10	1.13
Class R	1.60	1.63

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]

The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2012 to June 30, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth Strategy

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]
Class A	5.78%	5.79%
Class B	5.34	5.79
Class C	5.39	5.79
Institutional	5.98	5.79
Service	5.70	5.79
Class IR	5.95	5.79
Class R	5.60	5.79

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Growth Strategy Composite Index (Current) (“Current Growth Strategy Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (20%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (80%). The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index and the MSCI ACWI Index unhedged, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.89%	-4.39%	4.27%	2.88%	1/2/98
Class B	-11.17	-4.42	4.22	2.85	1/2/98
Class C	-7.38	-4.02	4.08	2.51	1/2/98
Institutional	-5.40	-2.91	5.28	3.69	1/2/98
Service	-5.91	-3.40	4.75	3.16	1/2/98
Class IR	-5.47	N/A	N/A	-3.18	11/30/07
Class R	-6.03	N/A	N/A	-3.66	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.38%
Class B	2.09	2.13
Class C	2.09	2.13
Institutional	0.94	0.98
Service	1.44	1.48
Class IR	1.09	1.13
Class R	1.59	1.63

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]

The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2012 to June 30, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Income Strategies

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Income Strategies Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated cumulative total returns of 6.36%, 5.94%, 6.59%, 6.38% and 6.21%, respectively. This compares to the 5.31% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the Barclays U.S. Aggregate Bond Index (“Barclays Index”) and 40% of the Standard & Poor’s® 500 Index (“S&P® 500 Index”), during the same period. Effective as of close of business on June 29, 2012, the Fund’s blended benchmark is comprised of a blend of the Barclay’s Global Index (hedged to USD) (60%) and the MSCI World Index (unhedged) (40%).

The components of the blended benchmark as constituted prior to the close of business on June 29, 2012, the Barclays Index and the S&P® 500 Index, generated cumulative total returns of 2.37% and 9.49%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Both our strategic, long-term asset allocation policy and our quarterly tactical decisions added to the Portfolio’s relative performance during the Reporting Period. The overall performance of the Portfolio’s underlying funds modestly detracted.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views contributed positively to the Portfolio’s relative results during the Reporting Period. The Portfolio’s overweight in U.S. equities versus international developed equities was advantageous, especially during the second calendar quarter when international developed equities declined more than U.S. equities did. Also during the second calendar quarter, the Portfolio’s underweight in fixed income versus equities detracted slightly. Our other asset class tactical views did not have a material impact on performance during the Reporting Period.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund underperformed their respective benchmark indices. The contributions of the Portfolio’s other underlying equity funds were relatively flat during the Reporting Period.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Investment Grade Credit Fund outperformed their respective benchmark indices most. The contributions of the Portfolio’s other underlying fixed income funds were also positive during the Reporting Period.

Among alternative investment classes, the Goldman Sachs International Real Estate Securities Fund significantly outperformed its benchmark index during the Reporting Period, while the Goldman Sachs Real Estate Securities Fund slightly underperformed its benchmark index.

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	Throughout the Reporting Period, we favored equities over fixed income and were bullish on U.S. equities versus international equities.

Within fixed income, we became more bearish on U.S. fixed income versus international fixed income. We shifted from a neutral view to a bullish view on high yield bonds versus investment grade bonds because of relatively strong high yield momentum, supportive macroeconomic conditions and low default risk. In addition, we became more bullish on U.S. dollar denominated emerging market bonds versus developed markets debt because of strong momentum, supportive macroeconomic conditions and high risk premiums. We also moved from a bearish view to a bullish view on local emerging markets debt (through which the Portfolio gains exposure to local currencies) versus developed markets debt as a result of strong momentum in emerging currencies.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes five active decisions within the Portfolio based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

At the end of the Reporting Period, we were bullish on stocks versus fixed income, a view driven primarily by the inexpensive valuations and strong momentum of stocks. We were bullish on U.S. equity versus international equity.

In fixed income at the end of the Reporting Period, we were bullish on international fixed income versus U.S. fixed income. In addition, we were bullish on high yield bonds relative to investment grade fixed income. We were bullish on U.S. dollar denominated emerging markets debt versus emerging markets debt and on local emerging markets debt versus developed markets debt.

Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. This process also incorporates our updated views on asset class correlations, volatilities and changes in global market capitalization across asset classes and regions.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolio in line with our long-term target weights for equity and fixed income. This year’s strategic rebalance resulted in relatively minor changes to the Portfolio’s strategic allocations. Global markets had exhibited mixed returns since June 2011, with domestic real estate securities and dollar-denominated emerging markets debt outperforming and higher dividend yielding international stocks and international real estate securities underperforming. We reduced the Portfolio’s exposure to international real estate securities and higher dividend yielding U.S. stocks and, at the same time, increased its exposure to high yield fixed income and investment grade credit. The Portfolio’s other equity and fixed income allocations remained relatively in line with our objectives. We completed the 2012 annual rebalance at the end of June 2012.

FUND BASICS

Income Strategies

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Portfolio Total Return (based on NAV)[1]	Income Strategies Composite Index[2]
Class A	6.36%	5.31%
Class C	5.94	5.31
Institutional	6.59	5.31
Class IR	6.38	5.31
Class R	6.21	5.31

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Index (60%) and the S&P 500 Index (40%). The Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Income Strategies Composite Index (Current) (“Current Income Strategies Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%). The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index and the MSCI World Index. The MSCI World Index unhedged, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	-5.40%	0.57%	0.79%	3/30/07
Class C	-1.69	0.96	1.11	3/30/07
Institutional	0.45	2.14	2.28	3/30/07
Class IR	0.30	N/A	2.01	11/30/07
Class R	-0.20	N/A	1.56	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.99%
Class C	2.13	2.74
Institutional	0.98	1.59
Class IR	1.13	1.74
Class R	1.63	2.24

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]

The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2012 to June 30, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 6.26%, 5.75%, 6.48%, 6.23%, 6.40% and 6.18%, respectively. This compares to the 5.03% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays U.S. Aggregate Bond Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

The components of the blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P® 500 Index and the MSCI EAFE Index, generated cumulative total returns of 2.37%, 9.49%, and 3.38%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed its blended benchmark during the Reporting Period, largely because of the overall positive performance of its underlying funds. That said, in keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	Satellite asset classes generally delivered strong positive returns during the first calendar quarter. For example, international small-cap stocks, international real estate securities and emerging markets equities were each up more than 13%. Local emerging markets debt and U.S. real estate securities appreciated 9% and 11%, respectively. All other satellite asset classes returned up to 6%. However, satellite asset class performance was more mixed during the second calendar quarter. Although U.S. real estate and emerging markets debt returned more than 2%, high yield debt was down nearly 2%. Commodities were down more than 12%. Other satellite asset classes recorded flat to negative returns during the second calendar quarter. For the Reporting Period as a whole, most satellite classes generated positive returns with international and U.S. real estate securities up more than 14%. However, commodities were down almost 8% for the Reporting Period overall.

Q	How did you rebalance the Portfolio during the Reporting Period?

A	In January 2012, at the beginning of the Reporting Period, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of real estate securities had increased because of their relatively high volatility compared to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s weighting in U.S. and international fixed income while modestly increasing its allocation to high yield bonds.

In February, March and April, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

PORTFOLIO RESULTS

In May, the Portfolio’s weightings in fixed income and high yield bonds through the underlying funds rose above our maximum weight constraints. Although these asset classes generated negative returns, they performed well relative to other satellite classes. We rebalanced the Portfolio by reducing its weightings in high yield debt and local emerging markets debt. At the same time, we increased the Portfolio’s allocations to international real estate securities and emerging markets equities.

In June, risk contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were also no outsized contributions to risk from any individual asset class or region.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds contributed to the Portfolio’s performance. The Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs International Real Estate Securities Fund outperformed most relative to their respective benchmark indices. The Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Emerging Markets Debt Fund underperformed most relative to their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	We made no changes regarding the underlying funds during the Reporting Period.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to U.S. and international real estate securities and to U.S. dollar-denominated emerging markets debt. It had reduced exposure to commodities, international small-cap equities and local emerging markets debt. Compared to its positioning in January 2012, the Portfolio’s weightings in high yield fixed income and emerging market equities were relatively unchanged at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]
Class A	6.26%	5.03%
Class C	5.75	5.03
Institutional	6.48	5.03
Service	6.23	5.03
Class IR	6.40	5.03
Class R	6.18	5.03

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year		Five Years		Since Inception		Inception Date
Class A	-	6.80%	-	1.86%	-	1.34%	3/30/07
Class C	-	3.17	-	1.52	-	1.03	3/30/07
Institutional	-	1.04	-	0.41		0.08	3/30/07
Service	-	1.53		N/A		0.21	8/29/08
Class IR	-	1.17		N/A	-	1.35	11/30/07
Class R	-	1.55		N/A	-	1.83	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.46%	1.50%
Class C	2.21	2.25
Institutional	1.06	1.10
Service	1.56	1.60
Class IR	1.21	1.25
Class R	1.71	1.75

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]

Allocations reflect current fund weightings based on the overall risk of the Portfolio and the risk contribution from each asset class. Fund weightings are periodically readjusted in accordance with risk objectives of the Portfolio.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

[6]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments include repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.4%
Equity – 30.5%
3,567,986	Goldman Sachs Structured Large Cap Growth Fund	$49,987,486
3,554,239	Goldman Sachs Structured Large Cap Value Fund	38,883,376
1,862,671	Goldman Sachs Strategic Growth Fund	21,141,319
1,397,562	Goldman Sachs Large Cap Value Fund	16,477,259
1,506,288	Goldman Sachs Structured International Equity Fund	13,134,830
1,366,671	Goldman Sachs Structured Emerging Markets Equity Fund	10,810,371
650,042	Goldman Sachs Structured Small Cap Equity Fund	8,639,053
929,852	Goldman Sachs Structured International Small Cap Fund	7,104,066
877,769	Goldman Sachs International Real Estate Securities Fund	5,012,063
314,831	Goldman Sachs Real Estate Securities Fund	4,883,023

		176,072,846

Fixed Income – 55.0%
14,344,922	Goldman Sachs Global Income Fund	190,930,912
6,250,059	Goldman Sachs Short Duration Government Fund	64,063,100
4,019,392	Goldman Sachs High Yield Fund	28,658,262
3,245,015	Goldman Sachs Commodity Strategy Fund	17,393,278
694,787	Goldman Sachs Emerging Markets Debt Fund	9,094,757
658,691	Goldman Sachs Local Emerging Markets Debt Fund	6,027,022
73,126	Goldman Sachs Core Fixed Income Fund	770,018

		316,937,349

Dynamic – 14.9%
8,070,750	Goldman Sachs Dynamic Allocation Fund	86,114,906

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $553,144,301)		$579,125,101

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(2,342,592)

NET ASSETS – 100.0%		$576,782,509

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 97.3%
11,613,188	Goldman Sachs Structured International Equity Fund	$101,266,997
4,971,587	Goldman Sachs Structured Large Cap Growth Fund	69,651,940
5,677,685	Goldman Sachs Structured Large Cap Value Fund	62,113,872
4,356,436	Goldman Sachs Structured Emerging Markets Equity Fund	34,459,412
2,598,804	Goldman Sachs Strategic Growth Fund	29,496,428
2,231,444	Goldman Sachs Large Cap Value Fund	26,308,729
839,020	Goldman Sachs Structured Small Cap Equity Fund	11,150,570
1,457,097	Goldman Sachs Structured International Small Cap Fund	11,132,218
1,348,303	Goldman Sachs International Real Estate Securities Fund	7,698,810
487,014	Goldman Sachs Real Estate Securities Fund	7,553,590

		360,832,566

Fixed Income – 3.0%
2,064,216	Goldman Sachs Commodity Strategy Fund	11,064,198

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $329,751,774)		$371,896,764

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.0%
Repurchase Agreement – 0.0%
Joint Repurchase Agreement Account II
$100,000	0.193%	07/02/12	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.3%
(Cost $329,851,774)			$371,996,764

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(1,036,306)

NET ASSETS – 100.0%			$370,960,458

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 29, 2012. Additional information appears on pages 44-45.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 51.7%
9,148,565	Goldman Sachs Structured Large Cap Growth Fund	$128,171,390
12,692,419	Goldman Sachs Structured International Equity Fund	110,677,890
9,856,010	Goldman Sachs Structured Large Cap Value Fund	107,824,754
4,771,511	Goldman Sachs Strategic Growth Fund	54,156,646
6,165,455	Goldman Sachs Structured Emerging Markets Equity Fund	48,768,753
3,867,749	Goldman Sachs Large Cap Value Fund	45,600,765
1,717,421	Goldman Sachs Structured Small Cap Equity Fund	22,824,530
2,617,569	Goldman Sachs Structured International Small Cap Fund	19,998,225
2,409,042	Goldman Sachs International Real Estate Securities Fund	13,755,629
870,439	Goldman Sachs Real Estate Securities Fund	13,500,503

		565,279,085

Fixed Income – 33.7%
16,667,469	Goldman Sachs Global Income Fund	221,844,012
4,820,924	Goldman Sachs Short Duration Government Fund	49,414,470
6,006,492	Goldman Sachs High Yield Fund	42,826,285
6,115,735	Goldman Sachs Commodity Strategy Fund	32,780,339
1,467,867	Goldman Sachs Core Fixed Income Fund	15,456,642
477,304	Goldman Sachs Emerging Markets Debt Fund	6,247,909

		368,569,657

Dynamic – 14.9%
15,245,613	Goldman Sachs Dynamic Allocation Fund	162,670,696

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $1,001,140,620)		$1,096,519,438

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$400,000	0.193%		07/02/12	$400,000
(Cost $400,000)

TOTAL INVESTMENTS – 100.4%
(Cost $1,001,540,620)				$1,096,919,438

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%				(3,867,446)

NET ASSETS – 100.0%				$1,093,051,992

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 29, 2012. Additional information appears on pages 44-45.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 71.9%
18,258,516	Goldman Sachs Structured International Equity Fund	$159,214,256
9,418,079	Goldman Sachs Structured Large Cap Growth Fund	131,947,280
10,699,634	Goldman Sachs Structured Large Cap Value Fund	117,053,999
7,772,411	Goldman Sachs Structured Emerging Markets Equity Fund	61,479,772
4,906,930	Goldman Sachs Strategic Growth Fund	55,693,652
4,200,302	Goldman Sachs Large Cap Value Fund	49,521,558
1,760,420	Goldman Sachs Structured Small Cap Equity Fund	23,395,984
2,846,627	Goldman Sachs Structured International Small Cap Fund	21,748,230
2,600,105	Goldman Sachs International Real Estate Securities Fund	14,846,597
942,392	Goldman Sachs Real Estate Securities Fund	14,616,494

		649,517,822

Fixed Income – 13.4
3,982,006	Goldman Sachs Global Income Fund	53,000,506
4,952,404	Goldman Sachs Commodity Strategy Fund	26,544,886
3,336,875	Goldman Sachs High Yield Fund	23,791,919
1,688,364	Goldman Sachs Short Duration Government Fund	17,305,730

		120,643,041

Dynamic – 14.9%
12,605,482	Goldman Sachs Dynamic Allocation Fund	134,500,489

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $813,382,670)		$904,661,352

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$400,000	0.193%		07/02/12	$400,000
(Cost $400,000)

TOTAL INVESTMENTS – 100.3%
(Cost $813,782,670)				$905,061,352

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%				(2,524,732)

NET ASSETS – 100.0%				$902,536,620

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 29, 2012. Additional information appears on pages 44-45.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 121.2%
Equity – 38.2%
747,982	Goldman Sachs U.S. Equity Dividend and Premium Fund	$7,397,545
515,511	Goldman Sachs International Equity Dividend and Premium Fund	3,325,045
163,696	Goldman Sachs International Real Estate Securities Fund	934,706
52,889	Goldman Sachs Real Estate Securities Fund	820,312

		12,477,608

Fixed Income – 83.0%
1,348,344	Goldman Sachs High Yield Fund	9,613,690
568,935	Goldman Sachs Global Income Fund	7,572,521
425,864	Goldman Sachs Investment Grade Credit Fund	4,139,397
212,091	Goldman Sachs Emerging Markets Debt Fund	2,776,273
302,060	Goldman Sachs Local Emerging Markets Debt Fund	2,763,848
30,071	Goldman Sachs Ultra-Short Duration Government Fund	263,121

		27,128,850

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 121.2%
(Cost $38,335,213)		$39,606,458

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.2)%		(6,935,624)

NET ASSETS – 100.0%		$32,670,834

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.9%
Equity – 29.9%
5,829,885	Goldman Sachs Real Estate Securities Fund	$90,421,523
15,027,009	Goldman Sachs International Real Estate Securities Fund	85,804,222
7,766,605	Goldman Sachs Structured International Small Cap Fund	59,336,860
5,871,245	Goldman Sachs Structured Emerging Markets Equity Fund	46,441,551
2,550,859	Goldman Sachs Emerging Markets Equity Fund	37,701,699
1,779,364	Goldman Sachs International Small Cap Fund	25,195,790

		344,901,645

Fixed Income – 70.0%
29,158,245	Goldman Sachs High Yield Fund	207,898,286
14,823,682	Goldman Sachs Emerging Markets Debt Fund	194,041,994
16,801,109	Goldman Sachs Local Emerging Markets Debt Fund	153,730,147
13,809,416	Goldman Sachs High Yield Floating Rate Fund	136,298,935
21,578,691	Goldman Sachs Commodity Strategy Fund	115,661,783

		807,631,145

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.9%
(Cost $1,131,227,604)		$1,152,532,790

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$13,800,000	0.193%	07/02/12	$13,800,000
(Cost $13,800,000)

TOTAL INVESTMENTS – 101.1%
(Cost $1,145,027,604)			$1,166,332,790

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(13,184,631)

NET ASSETS – 100.0%			$1,153,148,159

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 29, 2012. Additional information appears on pages 44-45.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2012, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 2, 2012, as follows:

Portfolio	Principal Amount	Maturity Value	Collateral Allocation Value
Equity Growth Strategy	$100,000	$100,002	$102,180
Growth and Income Strategy	400,000	400,006	408,719
Growth Strategy	400,000	400,006	408,719
Satellite Strategies	13,800,000	13,800,222	14,100,797

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At June 30, 2012, the Principal Amounts of certain Portfolios’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
BNP Paribas Securities Co.	0.190%	$10,112	$40,447	$40,447	$1,395,419
Credit Suisse Securities LLC	0.150	20,223	80,894	80,894	2,790,839
Deutsche Bank Securities, Inc.	0.200	25,426	101,704	101,704	3,508,782
JPMorgan Securities LLC	0.250	17,948	71,793	71,793	2,476,869
Wells Fargo Securities LLC	0.180	26,291	105,162	105,162	3,628,091
TOTAL		$100,000	$400,000	$400,000	$13,800,000

At June 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 5.000%	03/01/27 to 06/01/42
Federal National Mortgage Association	2.500 to 7.500	12/01/14 to 07/01/42
Government National Mortgage Association	4.000	08/15/41
U.S. Treasury Notes	0.250 to 5.125	07/02/12 to 08/15/19

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $553,144,301, $329,751,774, $1,001,140,620, $813,382,670, $38,335,213 and $1,131,227,604 respectively)	$579,125,101
Repurchase agreement, at value which equals cost	—
Cash	—
Receivables:
Investments sold	152,843,368
Dividends	409,477
Portfolio shares sold	187,980
Reimbursement from investment adviser	29,389
Other assets	3,000
Total assets	732,598,315

Liabilities:
Due to custodian	187,555
Payables:
Investments purchased	152,584,637
Portfolio shares redeemed	2,610,115
Amounts owed to affiliates	287,034
Accrued expenses and other liabilities	146,465
Total liabilities	155,815,806

Net Assets:
Paid-in capital	646,832,147
Undistributed net investment income (loss)	13,954
Accumulated net realized loss	(96,044,392)
Net unrealized gain	25,980,800
NET ASSETS	$576,782,509
Net Assets:
Class A	$290,525,285
Class B	20,849,148
Class C	84,489,646
Institutional	170,936,003
Service	2,113,709
Class IR	470,362
Class R	7,398,356
Total Net Assets	$576,782,509
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	28,460,002
Class B	2,040,845
Class C	8,274,180
Institutional	16,730,656
Service	206,451
Class IR	46,192
Class R	727,543
Net asset value, offering and redemption price per share:(a)
Class A	$10.21
Class B	10.22
Class C	10.21
Institutional	10.22
Service	10.24
Class IR	10.18
Class R	10.17

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $10.80, $11.56, $11.06, $11.04, $9.02 and $8.18, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Income Strategies Portfolio	Satellite Strategies Portfolio

$371,896,764	$1,096,519,438	$904,661,352	$39,606,458	$1,152,532,790
100,000	400,000	400,000	—	13,800,000
51,930	19,372	51,801	—	14,789

20,311,740	214,793,958	173,390,647	8,033,004	—
—	512,474	290,417	73,248	2,983,331
85,786	144,047	90,319	31,666	3,059,214
37,155	39,544	32,379	22,560	40,361
1,895	5,858	4,691	238	5,222
392,485,270	1,312,434,691	1,078,921,606	47,767,174	1,172,435,707

—	—	—	15,614	—

20,187,473	214,357,770	172,711,804	8,115,366	3,330,121
935,540	4,133,797	2,844,279	6,872,535	15,424,210
233,129	650,249	579,366	21,651	347,690
168,670	240,883	249,537	71,174	185,527
21,524,812	219,382,699	176,384,986	15,096,340	19,287,548

686,999,506	1,826,087,369	1,730,515,291	35,311,010	1,188,600,940
(505,926)	76,715	1,174,302	94,238	148,573
(357,678,112)	(828,490,910)	(920,431,655)	(4,005,659)	(56,906,540)
42,144,990	95,378,818	91,278,682	1,271,245	21,305,186
$370,960,458	$1,093,051,992	$902,536,620	$32,670,834	$1,153,148,159

$194,051,223	$637,316,949	$498,649,535	$18,271,671	$225,619,028
18,887,282	65,196,111	61,851,353	—	—
104,284,252	226,999,628	236,900,988	11,065,708	122,879,766
47,807,565	154,325,931	96,154,472	1,205,267	701,982,510
1,113,833	3,965,427	3,359,783	—	33,620,391
447,656	1,533,342	1,375,718	2,048,630	66,442,205
4,368,647	3,714,604	4,244,771	79,558	2,604,259
$370,960,458	$1,093,051,992	$902,536,620	$32,670,834	$1,153,148,159

17,769,961	61,013,762	47,828,058	2,145,321	29,178,344
1,799,695	6,265,338	5,918,365	—	—
9,984,350	21,886,036	22,872,030	1,293,150	15,968,883
4,326,361	14,725,704	9,196,593	142,163	90,889,317
102,981	380,225	323,264	—	4,365,922
41,358	147,311	133,238	240,871	8,602,779
403,494	357,036	416,388	9,306	337,906

$10.92	$10.45	$10.43	$8.52	$7.73
10.49	10.41	10.45	—	—
10.44	10.37	10.36	8.56	7.69
11.05	10.48	10.46	8.48	7.72
10.82	10.43	10.39	—	7.70
10.82	10.41	10.33	8.51	7.72
10.83	10.40	10.19	8.55	7.71

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$4,428,342
Interest	343
Total investment income	4,428,685

Expenses:
Distribution and Service fees(a)	968,011
Management fees	446,296
Transfer Agent fees(a)	441,749
Printing and mailing costs	52,246
Registration fees	48,835
Professional fees	28,701
Custody and accounting fees	22,693
Trustee fees	8,543
Service Share fees — Shareholder Administration Plan	2,826
Service Share fees — Service Plan	2,826
Other	8,256
Total expenses	2,030,982
Less — expense reimbursements	(157,373)
Net expenses	1,873,609
NET INVESTMENT INCOME (LOSS)	2,555,076

Realized and unrealized gain (loss):
Net realized gain (loss) from Affiliated Underlying Funds	9,621,444
Net change in unrealized gain on Affiliated Underlying Funds	11,136,027
Net realized and unrealized gain	20,757,471
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,312,547
(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$387,153	$112,111	$450,166	$18,581	$294,236	$21,301	$85,531	$32,497	$452	$671	$7,061
Equity Growth Strategy	259,463	103,139	558,889	11,884	197,192	19,596	106,189	9,646	235	495	4,516
Growth and Income Strategy	871,453	351,000	1,212,008	9,248	662,304	66,690	230,282	30,325	833	1,685	3,514
Growth Strategy	679,870	335,111	1,266,699	11,258	516,701	63,671	240,673	19,619	715	1,393	4,278
Income Strategies	22,878	—	56,178	222	17,387	—	10,674	1,614	—	1,811	84
Satellite Strategies	271,009	—	620,004	6,044	205,967	—	117,801	133,486	6,525	61,564	2,296

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Income Strategies Portfolio	Satellite Strategies Portfolio

$872,920	$7,354,156	$4,459,341	$746,994	$21,092,644
120	534	300	6	688
873,040	7,354,690	4,459,641	747,000	21,093,332

933,375	2,443,709	2,292,938	79,278	897,057
295,994	878,269	728,924	24,553	687,012
337,869	995,633	847,050	31,570	527,639
65,696	113,290	106,463	19,817	112,951
49,426	54,226	45,553	29,273	67,062
32,306	28,811	28,948	26,958	28,810
19,819	21,588	21,025	21,677	23,905
8,441	9,354	9,014	7,857	8,923
1,473	5,206	4,468	—	40,783
1,473	5,206	4,468	—	40,783
11,324	14,863	14,087	8,877	16,022
1,757,196	4,570,155	4,102,938	249,860	2,450,947
(179,120)	(218,713)	(205,653)	(112,478)	(202,269)
1,578,076	4,351,442	3,897,285	137,382	2,248,678
(705,036)	3,003,248	562,356	609,618	18,844,654

3,706,725	17,977,685	3,468,731	(14,457)	(7,412,533)
23,814,251	39,208,290	52,390,851	1,749,127	50,753,613
27,520,976	57,185,975	55,859,582	1,734,670	43,341,080
$26,815,940	$60,189,223	$56,421,938	$2,344,288	$62,185,734

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income (loss)	$2,555,076	$10,126,900
Net realized gain (loss)	9,621,444	32,786,182
Net change in unrealized gain (loss)	11,136,027	(55,398,476)
Net increase (decrease) in net assets resulting from operations	23,312,547	(12,485,394)

Distributions to shareholders:
From net investment income
Class A Shares	(1,329,273)	(6,024,344)
Class B Shares	(10,857)	(218,592)
Class C Shares	(49,223)	(888,210)
Institutional Shares	(1,118,632)	(3,196,821)
Service Shares	(8,321)	(42,464)
Class IR Shares	(3,328)	(10,344)
Class R Shares	(23,029)	(105,736)
Total distributions to shareholders	(2,542,663)	(10,486,511)

From share transactions:
Proceeds from sales of shares	72,618,453	153,774,885
Reinvestment of distributions	2,464,200	9,926,747
Cost of shares redeemed	(126,163,451)	(277,800,228)
Net decrease in net assets resulting from share transactions	(51,080,798)	(114,098,596)
TOTAL DECREASE	(30,310,914)	(137,070,501)

Net assets:
Beginning of period	607,093,423	744,163,924
End of period	$576,782,509	$607,093,423
Undistributed net investment income (loss)	$13,954	$1,541

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

$(705,036)	$7,739,698	$3,003,248	$22,724,571
3,706,725	(10,486,637)	17,977,685	59,428,360
23,814,251	(33,414,002)	39,208,290	(130,559,282)
26,815,940	(36,160,941)	60,189,223	(48,406,351)

—	(4,952,650)	(2,274,455)	(16,849,546)
—	(329,038)	—	(1,046,075)
—	(1,798,583)	—	(3,638,046)
—	(1,342,031)	(830,896)	(3,545,072)
—	(27,991)	(12,009)	(78,707)
—	(15,955)	(7,994)	(29,836)
—	(113,322)	(8,181)	(79,640)
—	(8,579,570)	(3,133,535)	(25,266,922)

19,617,661	62,099,965	59,799,075	171,184,261
—	7,884,139	2,991,758	23,027,430
(70,388,182)	(183,045,893)	(250,177,541)	(615,169,862)
(50,770,521)	(113,061,789)	(187,386,708)	(420,958,171)
(23,954,581)	(157,802,300)	(130,331,020)	(494,631,444)

394,915,039	552,717,339	1,223,383,012	1,718,014,456
$370,960,458	$394,915,039	$1,093,051,992	$1,223,383,012
$(505,926)	$199,110	$76,715	$207,002

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income	$562,356	$18,637,525
Net realized gain (loss)	3,468,731	1,491,526
Net change in unrealized gain (loss)	52,390,851	(91,104,215)
Net increase (decrease) in net assets resulting from operations	56,421,938	(70,975,164)

Distributions to shareholders:
From net investment income
Class A Shares	—	(13,249,047)
Class B Shares	—	(977,438)
Class C Shares	—	(3,782,896)
Institutional Shares	—	(2,619,015)
Service Shares	—	(83,171)
Class IR Shares	—	(38,092)
Class R Shares	—	(101,061)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	—	(20,850,720)

From share transactions:
Proceeds from sales of shares	48,164,321	127,825,355
Reinvestment of distributions	—	19,118,901
Cost of shares redeemed	(192,893,249)	(451,370,226)
Net increase (decrease) in net assets resulting from share transactions	(144,728,928)	(304,425,970)
TOTAL INCREASE (DECREASE)	(88,306,990)	(396,251,854)

Net assets:
Beginning of period	990,843,610	1,387,095,464
End of period	$902,536,620	$990,843,610
Undistributed net investment income	$1,174,302	$611,946

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio		Satellite Strategies Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

$609,618	$1,251,192	$18,844,654	$36,352,813
(14,457)	1,009,956	(7,412,533)	41,346,610
1,749,127	(3,244,973)	50,753,613	(114,736,113)
2,344,288	(983,825)	62,185,734	(37,036,690)

(249,648)	(734,439)	(3,466,806)	(8,064,969)
—	—	—	—
(110,608)	(324,933)	(1,488,803)	(3,497,707)
(126,290)	(332,994)	(12,081,316)	(22,795,678)
—	—	(511,919)	(1,032,198)
(29,463)	(33,502)	(1,114,204)	(1,699,866)
(1,097)	(2,192)	(39,970)	(29,716)

—	—	—	(811,314)
—	—	—	(479,486)
—	—	—	(2,373,524)
—	—	—	(116,741)
—	—	—	(243,375)
—	—	—	(3,451)
(517,106)	(1,428,060)	(18,703,018)	(41,148,025)

5,043,120	22,635,916	275,338,511	540,886,463
478,536	1,256,056	13,861,214	27,402,785
(13,075,103)	(13,426,625)	(177,354,567)	(292,703,026)
(7,553,447)	10,465,347	111,845,158	275,586,222
(5,726,265)	8,053,462	155,327,874	197,401,507

38,397,099	30,343,637	997,820,285	800,418,778
$32,670,834	$38,397,099	$1,153,148,159	$997,820,285
$94,238	$1,726	$148,573	$6,937

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$9.86	$0.05	$0.35	$0.40	$(0.05)	$—	$(0.05)
2012 - B	9.86	0.01	0.36	0.37	(0.01)	—	(0.01)
2012 - C	9.86	0.01	0.35	0.36	(0.01)	—	(0.01)
2012 - Institutional	9.87	0.07	0.35	0.42	(0.07)	—	(0.07)
2012 - Service	9.88	0.04	0.36	0.40	(0.04)	—	(0.04)
2012 - IR	9.83	0.06	0.35	0.41	(0.06)	—	(0.06)
2012 - R	9.82	0.03	0.35	0.38	(0.03)	—	(0.03)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)	—	(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)	—	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)	—	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)	—	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)	—	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)	—	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)	—	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)	—	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)	—	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)	—	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)	—	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)	—	(0.22)
2009 - A	8.39	0.36	1.29	1.65	(0.39)	—	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)
2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)
2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate

$10.21	4.01%	$290,525	0.59	%(e)	0.64	%(e)	0.89	%(e)	38%
10.22	3.71	20,849	1.34	(e)	1.39	(e)	0.13	(e)	38
10.21	3.61	84,490	1.34	(e)	1.39	(e)	0.13	(e)	38
10.22	4.22	170,936	0.19	(e)	0.24	(e)	1.32	(e)	38
10.24	4.04	2,114	0.69	(e)	0.74	(e)	0.79	(e)	38
10.18	4.13	470	0.34	(e)	0.39	(e)	1.11	(e)	38
10.17	3.89	7,398	0.84	(e)	0.89	(e)	0.64	(e)	38

9.86	(1.88)	327,283	0.59		0.64		1.49		38
9.86	(2.65)	23,444	1.34		1.39		0.72		38
9.86	(2.64)	94,041	1.34		1.39		0.73		38
9.87	(1.48)	151,822	0.19		0.24		1.96		38
9.88	(2.09)	2,466	0.69		0.74		1.36		38
9.83	(1.79)	750	0.34		0.39		2.38		38
9.82	(2.11)	7,288	0.84		0.89		1.38		38
10.22	8.46	427,998	0.59		0.64		2.15		38
10.22	7.62	32,659	1.34		1.39		1.36		38
10.22	7.64	126,032	1.34		1.39		1.34		38
10.23	8.89	147,670	0.19		0.24		2.57		38
10.25	8.44	3,971	0.69		0.74		2.14		38
10.21	8.74	771	0.34		0.39		2.55		38
10.18	8.21	5,063	0.84		0.89		2.47		38
9.65	19.94	444,114	0.59		0.65		4.03		58
9.65	19.03	37,883	1.34		1.40		3.27		58
9.65	19.05	144,726	1.34		1.40		3.26		58
9.66	20.53	140,770	0.19		0.25		4.43		58
9.67	19.75	3,710	0.69		0.75		3.74		58
9.64	20.28	32	0.34		0.40		5.65		58
9.62	19.66	848	0.84		0.90		5.01		58
8.39	(20.35)	368,640	0.59		0.65		2.97		52
8.39	(20.96)	34,376	1.34		1.40		2.15		52
8.39	(20.96)	130,433	1.34		1.40		2.15		52
8.39	(20.10)	155,233	0.19		0.25		3.54		52
8.41	(20.42)	4,433	0.69		0.75		2.93		52
8.38	(20.17)	8	0.34		0.40		3.15		52
8.38	(20.57)	22	0.84		0.90		3.52		52
11.08	4.66	365,794	0.59		0.66		2.91		34
11.08	3.96	41,072	1.34		1.41		2.05		34
11.08	3.92	159,007	1.34		1.41		2.18		34
11.09	5.15	130,286	0.19		0.26		3.20		34
11.10	4.61	5,973	0.70		0.77		2.44		34
11.07	(0.38)	10	0.34	(e)	0.35	(e)	0.96	(f)	34
11.07	(0.43)	10	0.84	(e)	0.85	(e)	1.00	(f)	34

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$10.23	$(0.01)	$0.70	$0.69	$—	$—	$—
2012 - B	9.87	(0.05)	0.67	0.62	—	—	—
2012 - C	9.82	(0.05)	0.67	0.62	—	—	—
2012 - Institutional	10.33	0.01	0.71	0.72	—	—	—
2012 - Service	10.14	(0.01)	0.69	0.68	—	—	—
2012 - IR	10.13	0.01	0.68	0.69	—	—	—
2012 - R	10.16	(0.02)	0.69	0.67	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)	—	(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)	—	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)	—	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)	—	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)	—	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)	—	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)	—	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)	—	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)	—	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)	—	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)	—	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)	—	(0.22)
2009 - A	8.04	0.16	2.19	2.35	(0.15)	—	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)
2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)
2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.49	0.63	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.53)	(0.27)	(0.55)	(0.69)	(1.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate

$10.92	6.74%	$194,051	0.59	%(e)	0.68	%(e)	(0.15	)%(e)	9%
10.49	6.28	18,887	1.34	(e)	1.43	(e)	(0.91	)(e)	9
10.44	6.31	104,284	1.34	(e)	1.43	(e)	(0.90	)(e)	9
11.05	6.97	47,808	0.19	(e)	0.28	(e)	0.26	(e)	9
10.82	6.71	1,114	0.69	(e)	0.78	(e)	(0.25	)(e)	9
10.82	6.81	448	0.34	(e)	0.43	(e)	0.09	(e)	9
10.83	6.59	4,369	0.84	(e)	0.93	(e)	(0.41	)(e)	9

10.23	(7.52)	208,169	0.59		0.66		1.77		18
9.87	(8.26)	20,844	1.34		1.41		1.03		18
9.82	(8.28)	112,247	1.34		1.41		1.05		18
10.33	(7.16)	46,797	0.19		0.26		2.20		18
10.14	(7.63)	1,246	0.69		0.76		1.39		18
10.13	(7.25)	539	0.34		0.41		2.45		18
10.16	(7.71)	5,073	0.84		0.91		1.91		18
11.33	12.66	296,969	0.59		0.66		1.79		27
10.93	11.89	29,225	1.34		1.41		1.09		27
10.88	11.83	158,142	1.34		1.41		1.04		27
11.45	13.09	59,900	0.19		0.26		2.52		27
11.22	12.53	3,540	0.69		0.76		1.61		27
11.23	12.89	553	0.34		0.41		2.36		27
11.26	12.34	4,389	0.84		0.91		3.90		27
10.24	29.26	340,567	0.59		0.67		1.81		34
9.88	28.22	33,103	1.34		1.42		1.01		34
9.84	28.39	182,232	1.34		1.42		1.02		34
10.35	29.81	50,926	0.19		0.27		2.22		34
10.14	29.22	4,770	0.69		0.77		1.76		34
10.16	29.70	320	0.34		0.42		8.65		34
10.22	29.56	285	0.84		0.92		2.92		34
8.04	(42.52)	300,859	0.59		0.66		1.43		22
7.77	(42.91)	31,403	1.34		1.41		0.80		22
7.73	(42.93)	170,281	1.34		1.41		0.76		22
8.12	(42.28)	39,471	0.19		0.26		2.01		22
7.96	(42.59)	4,069	0.69		0.76		1.48		22
7.98	(42.41)	6	0.34		0.41		1.87		22
8.01	(42.64)	6	0.84		0.91		1.43		22
15.63	4.97	631,909	0.60		0.64		1.70		33
15.10	4.16	59,979	1.35		1.39		0.86		33
15.03	4.23	341,389	1.35		1.39		0.94		33
15.81	5.41	76,432	0.20		0.24		2.66		33
15.50	4.88	8,039	0.70		0.74		1.68		33
15.57	(1.41)	10	0.34	(e)	0.35	(e)	1.64	(f)	33
15.57	(1.46)	10	0.84	(e)	0.85	(e)	1.59	(f)	33

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$9.98	$0.03		$0.48	$0.51	$(0.04)	$—	$(0.04)
2012 - B	9.95	—	(f)	0.46	0.46	—	—	—
2012 - C	9.92	—	(f)	0.45	0.45	—	—	—
2012 - Institutional	10.02	0.06		0.46	0.52	(0.06)	—	(0.06)
2012 - Service	9.97	0.03		0.46	0.49	(0.03)	—	(0.03)
2012 - IR	9.95	0.05		0.46	0.51	(0.05)	—	(0.05)
2012 - R	9.94	0.02		0.46	0.48	(0.02)	—	(0.02)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	10.55	0.17		(0.53)	(0.36)	(0.21)	—	(0.21)
2011 - B	10.53	0.10		(0.54)	(0.44)	(0.14)	—	(0.14)
2011 - C	10.49	0.10		(0.53)	(0.43)	(0.14)	—	(0.14)
2011 - Institutional	10.59	0.22		(0.54)	(0.32)	(0.25)	—	(0.25)
2011 - Service	10.53	0.17		(0.53)	(0.36)	(0.20)	—	(0.20)
2011 - IR	10.52	0.40		(0.73)	(0.33)	(0.24)	—	(0.24)
2011 - R	10.52	0.18		(0.57)	(0.39)	(0.19)	—	(0.19)
2010 - A	9.81	0.22		0.76	0.98	(0.24)	—	(0.24)
2010 - B	9.79	0.15		0.76	0.91	(0.17)	—	(0.17)
2010 - C	9.76	0.15		0.75	0.90	(0.17)	—	(0.17)
2010 - Institutional	9.84	0.27		0.77	1.04	(0.29)	—	(0.29)
2010 - Service	9.79	0.23		0.75	0.98	(0.24)	—	(0.24)
2010 - IR	9.79	0.27		0.73	1.00	(0.27)	—	(0.27)
2010 - R	9.78	0.30		0.67	0.97	(0.23)	—	(0.23)
2009 - A	8.11	0.35		1.71	2.06	(0.36)	—	(0.36)
2009 - B	8.10	0.29		1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28		1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34		1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32		1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28		1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75		1.28	2.03	(0.35)	—	(0.35)
2008 - A	12.88	0.28		(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20		(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20		(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33		(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29		(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33		(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26		(4.38)	(4.12)	(0.30)	(0.35)	(0.65)
2007 - A	12.95	0.31		0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21		0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22		0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36		0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27		0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16		(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16		(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate

$10.45	5.06%	$637,317	0.59	%(e)	0.63	%(e)	0.66	%(e)	25%
10.41	4.62	65,196	1.34	(e)	1.38	(e)	(0.09	)(e)	25
10.37	4.54	227,000	1.34	(e)	1.38	(e)	(0.09	)(e)	25
10.48	5.16	154,326	0.19	(e)	0.23	(e)	1.08	(e)	25
10.43	4.92	3,965	0.69	(e)	0.73	(e)	0.57	(e)	25
10.41	5.11	1,533	0.34	(e)	0.38	(e)	0.92	(e)	25
10.40	4.86	3,715	0.84	(e)	0.88	(e)	0.42	(e)	25

9.98	(3.46)	750,376	0.59		0.62		1.62		35
9.95	(4.18)	72,331	1.34		1.37		0.90		35
9.92	(4.10)	250,381	1.34		1.37		0.91		35
10.02	(3.04)	140,119	0.19		0.22		2.12		35
9.97	(3.48)	4,073	0.69		0.72		1.57		35
9.95	(3.18)	1,719	0.34		0.37		3.99		35
9.94	(3.77)	4,384	0.84		0.87		1.68		35
10.55	10.12	1,097,565	0.59		0.62		2.24		31
10.53	9.35	102,328	1.34		1.37		1.51		31
10.49	9.27	353,844	1.34		1.37		1.46		31
10.59	10.64	154,835	0.19		0.22		2.69		31
10.53	10.04	5,918	0.69		0.72		2.27		31
10.52	10.34	210	0.34		0.37		2.75		31
10.52	9.96	3,314	0.84		0.87		3.02		31
9.81	25.87	1,272,519	0.59		0.63		4.04		40
9.79	24.84	116,466	1.34		1.38		3.31		40
9.76	24.92	424,560	1.34		1.38		3.23		40
9.84	26.27	162,453	0.19		0.23		3.95		40
9.79	25.63	6,124	0.69		0.73		3.69		40
9.79	25.99	39	0.34		0.38		2.94		40
9.78	25.50	583	0.84		0.88		8.02		40
8.11	(31.94)	1,214,344	0.59		0.63		2.49		39
8.10	(32.40)	107,669	1.34		1.38		1.79		39
8.07	(32.42)	441,004	1.34		1.38		1.76		39
8.14	(31.63)	285,106	0.19		0.23		2.90		39
8.10	(31.98)	8,051	0.69		0.73		2.60		39
8.10	(31.79)	7	0.34		0.38		2.89		39
8.10	(32.12)	22	0.84		0.88		2.29		39
12.88	5.12	2,088,839	0.59		0.61		2.34		36
12.85	4.37	178,132	1.34		1.36		1.54		36
12.81	4.35	755,381	1.34		1.36		1.63		36
12.92	5.49	435,385	0.19		0.21		2.68		36
12.86	5.08	11,941	0.70		0.72		2.04		36
12.87	(0.74)	10	0.34	(e)	0.34	(e)	1.24	(g)	36
12.87	(0.79)	10	0.84	(e)	0.84	(e)	1.20	(g)	36

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$9.86	$0.02	(d)	$0.55	$0.57	$—	$—	$—
2012 - B	9.92	(0.02	)(d)	0.55	0.53	—	—	—
2012 - C	9.83	(0.02	)(d)	0.55	0.53	—	—	—
2012 - Institutional	9.87	0.04	(d)	0.55	0.59	—	—	—
2012 - Service	9.83	0.01	(d)	0.55	0.56	—	—	—
2012 - IR	9.75	0.03	(d)	0.55	0.58	—	—	—
2012 - R	9.65	—	(d)(f)	0.54	0.54	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	10.75	0.19	(d)	(0.84)	(0.65)	(0.24)	—	(0.24)
2011 - B	10.80	0.11	(d)	(0.85)	(0.74)	(0.14)	—	(0.14)
2011 - C	10.70	0.11	(d)	(0.83)	(0.72)	(0.15)	—	(0.15)
2011 - Institutional	10.77	0.22	(d)	(0.83)	(0.61)	(0.29)	—	(0.29)
2011 - Service	10.72	0.18	(d)	(0.84)	(0.66)	(0.23)	—	(0.23)
2011 - IR	10.65	0.30	(d)	(0.92)	(0.62)	(0.28)	—	(0.28)
2011 - R	10.55	0.20	(d)	(0.87)	(0.67)	(0.23)	—	(0.23)
2010 - A	9.87	0.22	(d)	0.91	1.13	(0.25)	—	(0.25)
2010 - B	9.91	0.14	(d)	0.91	1.05	(0.16)	—	(0.16)
2010 - C	9.83	0.14	(d)	0.89	1.03	(0.16)	—	(0.16)
2010 - Institutional	9.89	0.28	(d)	0.90	1.18	(0.30)	—	(0.30)
2010 - Service	9.85	0.21	(d)	0.90	1.11	(0.24)	—	(0.24)
2010 - IR	9.79	0.26	(d)	0.88	1.14	(0.28)	—	(0.28)
2010 - R	9.71	0.27	(d)	0.82	1.09	(0.25)	—	(0.25)
2009 - A	7.87	0.24	(d)	2.00	2.24	(0.24)	—	(0.24)
2009 - B	7.90	0.17	(d)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(d)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(d)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(d)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(d)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(d)	1.59	2.19	(0.26)	—	(0.26)
2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)
2007 - A	14.57	0.30	(d)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(d)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(d)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(d)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R (Commenced November 30, 2007)	15.41	0.21	(d)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.
(f)	Amount rounds to less than $0.005.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets(a)		Portfolio turnover rate

$10.43	5.78%	$498,650	0.59	%(e)	0.63	%(e)	0.32	%(e)	25%
10.45	5.34	61,851	1.34	(e)	1.38	(e)	(0.43	)(e)	25
10.36	5.39	236,901	1.34	(e)	1.38	(e)	(0.43	)(e)	25
10.46	5.98	96,154	0.19	(e)	0.23	(e)	0.74	(e)	25
10.39	5.70	3,360	0.69	(e)	0.73	(e)	0.23	(e)	25
10.33	5.95	1,376	0.34	(e)	0.38	(e)	0.58	(e)	25
10.19	5.60	4,245	0.84	(e)	0.88	(e)	0.08	(e)	25

9.86	(6.08)	562,262	0.59		0.63		1.73		35
9.92	(6.82)	68,563	1.34		1.38		0.98		35
9.83	(6.77)	257,778	1.34		1.38		0.99		35
9.87	(5.69)	92,807	0.19		0.23		2.08		35
9.83	(6.18)	3,644	0.69		0.73		1.65		35
9.75	(5.85)	1,376	0.34		0.38		2.90		35
9.65	(6.39)	4,413	0.84		0.88		1.88		35
10.75	11.46	789,340	0.59		0.63		2.16		28
10.80	10.63	97,344	1.34		1.38		1.39		28
10.70	10.52	373,504	1.34		1.38		1.37		28
10.77	11.90	115,999	0.19		0.23		2.78		28
10.72	11.30	6,647	0.69		0.73		2.14		28
10.65	11.66	675	0.34		0.38		2.61		28
10.55	11.20	3,588	0.84		0.88		2.73		28
9.87	28.55	902,200	0.59		0.64		2.73		39
9.91	27.64	114,216	1.34		1.39		1.97		39
9.83	27.74	444,309	1.34		1.39		1.92		39
9.89	29.12	106,456	0.19		0.24		3.16		39
9.85	28.48	7,182	0.69		0.74		2.29		39
9.79	29.00	546	0.34		0.39		9.20		39
9.71	28.27	1,184	0.84		0.89		6.30		39
7.87	(39.31)	853,210	0.59		0.64		1.95		33
7.90	(39.76)	111,318	1.34		1.39		1.25		33
7.83	(39.77)	465,634	1.34		1.39		1.21		33
7.88	(39.09)	97,798	0.19		0.24		2.63		33
7.84	(39.38)	8,881	0.69		0.74		1.79		33
7.81	(39.21)	6	0.34		0.39		2.39		33
7.78	(39.44)	32	0.84		0.89		2.18		33
14.35	4.58	1,756,012	0.60		0.62		1.96		36
14.34	3.74	222,083	1.35		1.37		1.18		36
14.22	3.79	955,014	1.35		1.37		1.20		36
14.41	5.00	206,475	0.20		0.22		2.15		36
14.29	4.42	18,224	0.70		0.72		2.11		36
14.29	(1.14)	10	0.34	(e)	0.34	(e)	1.47	(g)	36
14.29	(1.19)	10	0.84	(e)	0.84	(e)	1.43	(g)	36

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$8.12	$0.13		$0.39	$0.52	$(0.12)		$—	$(0.12)
2012 - C	8.16	0.10		0.38	0.48	(0.08)		—	(0.08)
2012 - Institutional	8.10	0.15		0.36	0.51	(0.13)		—	(0.13)
2012 - IR	8.11	0.15		0.38	0.53	(0.13)		—	(0.13)
2012 - R	8.15	0.13		0.37	0.50	(0.10)		—	(0.10)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	8.58	0.28		(0.43)	(0.15)	(0.31)		—	(0.31)
2011 - C	8.62	0.22		(0.43)	(0.21)	(0.25)		—	(0.25)
2011 - Institutional	8.56	0.31		(0.42)	(0.11)	(0.35)		—	(0.35)
2011 - IR	8.57	0.30		(0.42)	(0.12)	(0.34)		—	(0.34)
2011 - R	8.61	0.27		(0.44)	(0.17)	(0.29)		—	(0.29)
2010 - A	7.96	0.33		0.63	0.96	(0.34)		—	(0.34)
2010 - C	8.00	0.27		0.63	0.90	(0.28)		—	(0.28)
2010 - Institutional	7.95	0.35		0.64	0.99	(0.38)		—	(0.38)
2010 - IR	7.95	0.37		0.61	0.98	(0.36)		—	(0.36)
2010 - R	7.99	0.31		0.63	0.94	(0.32)		—	(0.32)
2009 - A	6.57	0.39		1.37	1.76	(0.37)		—	(0.37)
2009 - C	6.56	0.33		1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40		1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39		1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36		1.39	1.75	(0.33)		—	(0.33)
2008 - A	9.75	0.35		(2.92)	(2.57)	(0.39	)(f)	(0.22)	(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(f)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(f)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(f)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(f)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.34	(g)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31	(g)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36	(g)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	Includes a distribution from capital of $0.03 per share.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.
(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate

$8.52	6.36%	$18,272	0.57	%(e)	1.14	%(e)	3.19	%(e)	31%
8.56	5.94	11,066	1.32	(e)	1.89	(e)	2.44	(e)	31
8.48	6.59	1,205	0.17	(e)	0.74	(e)	3.58	(e)	31
8.51	6.38	2,049	0.32	(e)	0.89	(e)	3.58	(e)	31
8.55	6.21	80	0.82	(e)	1.39	(e)	2.95	(e)	31

8.12	(1.78)	18,278	0.57		1.18		3.34		51
8.16	(2.50)	10,732	1.32		1.93		2.59		51
8.10	(1.39)	8,125	0.17		0.78		3.69		51
8.11	(1.54)	1,179	0.32		0.93		3.57		51
8.15	(2.01)	83	0.82		1.43		3.12		51
8.58	12.36	14,054	0.57		1.44		4.00		70
8.62	11.46	8,130	1.32		2.19		3.31		70
8.56	12.83	7,614	0.17		1.04		4.31		70
8.57	12.66	501	0.32		1.19		4.49		70
8.61	12.00	45	0.82		1.69		3.78		70
7.96	27.39	10,619	0.57		1.76		5.44		34
8.00	26.53	4,674	1.32		2.51		4.64		34
7.95	27.92	9,708	0.17		1.36		5.73		34
7.95	27.73	9	0.32		1.51		5.57		34
7.99	27.23	9	0.82		2.01		5.07		34
6.57	(26.81)	5,305	0.57		2.17		4.03		98
6.56	(27.36)	3,188	1.32		2.92		3.33		98
6.57	(26.59)	7,541	0.17		1.77		4.38		98
6.57	(26.75)	7	0.32		1.92		4.25		98
6.57	(27.01)	7	0.82		2.42		3.74		98

9.75	0.83	5,969	0.64	(e)(g)	3.36	(e)(g)	4.50	(e)(g)	36
9.74	0.24	2,960	1.39	(e)(g)	4.11	(e)(g)	4.08	(e)(g)	36
9.75	1.20	11,934	0.24	(e)(g)	2.96	(e)(g)	4.74	(e)(g)	36
9.75	(0.67)	10	0.32	(e)	0.68	(e)	1.17	(h)	36
9.75	(0.71)	10	0.82	(e)	1.18	(e)	1.13	(h)	36

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$7.39	$0.13	(d)	$0.33	$0.46	$(0.12)	$—	$(0.12)
2012 - C	7.36	0.10	(d)	0.32	0.42	(0.09)	—	(0.09)
2012 - Institutional	7.38	0.14	(d)	0.34	0.48	(0.14)	—	(0.14)
2012 - Service	7.36	0.12	(d)	0.34	0.46	(0.12)	—	(0.12)
2012 - IR	7.38	0.13	(d)	0.34	0.47	(0.13)	—	(0.13)
2012 - R	7.37	0.12	(d)	0.34	0.46	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	7.95	0.28	(d)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(d)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(d)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(d)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(d)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(d)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)
2009 - A	5.58	0.36	(d)	1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31	(d)	1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42	(d)	1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53	(d)	1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96	(d)	1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50	(d)	1.53	2.03	(0.26)	(0.02)	(0.28)
2008 - A	10.18	0.28	(d)	(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23	(d)	(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35	(d)	(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13	(d)	(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27	(d)	(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29	(d)	(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.51	(d)(g)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(d)(g)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(d)(g)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16	(d)	(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15	(d)	(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$7.73	6.26%	$225,619	0.57	%(e)	0.61	%(e)	3.23	%(e)	6%
7.69	5.75	122,880	1.32	(e)	1.36	(e)	2.47	(e)	6
7.72	6.48	701,983	0.17	(e)	0.21	(e)	3.64	(e)	6
7.70	6.23	33,620	0.67	(e)	0.71	(e)	3.14	(e)	6
7.72	6.40	66,442	0.32	(e)	0.36	(e)	3.48	(e)	6
7.71	6.18	2,604	0.82	(e)	0.86	(e)	3.04	(e)	6

7.39	(3.17)	201,416	0.57		0.61		3.59		35
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35
7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18
7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58
5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67	(e)	0.94	(e)	2.20	(f)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

10.18	5.48	28,671	0.65	(e)(g)	2.26	(e)(g)	6.53	(e)(g)	52
10.15	4.80	13,312	1.40	(e)(g)	3.01	(e)(g)	5.92	(e)(g)	52
10.17	5.57	13,356	0.25	(e)(g)	1.86	(e)(g)	4.93	(e)(g)	52
10.17	(0.61)	10	0.32	(e)	0.45	(e)	1.51	(f)	52
10.17	(0.65)	10	0.82	(e)	0.95	(e)	1.46	(f)	52

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered*	Diversified/ Non-diversified
Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Income Strategies	A, C, Institutional, IR, R	Diversified
Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CSDC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually
Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involves the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of June 30, 2012:

	BALANCED STRATEGY			EQUITY GROWTH STRATEGY			GROWTH AND INCOME STRATEGY
Investment Type	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$176,072,846	$—	$—	$360,832,566	$—	$—	$565,279,085	$—	$—
Fixed Income Underlying Funds	403,052,255	—	—	11,064,198	—	—	531,240,353	—	—
Short-term Investments	—	—	—	—	100,000	—	—	400,000	—
Total	$579,125,101	$—	$—	$371,896,764	$100,000	$—	$1,096,519,438	$400,000	$—

	GROWTH STRATEGY			INCOME STRATEGIES			SATELLITE STRATEGIES
Investment Type	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$649,517,822	$—	$—	$12,477,608	$—	$—	$344,901,645	$—	$—
Fixed Income Underlying Funds	255,143,530	—	—	27,128,850	—	—	807,631,145	—	—
Short-term Investments	—	400,000	—	—	—	—	—	13,800,000	—
Total	$904,661,352	$400,000	$—	$39,606,458	$—	$—	$1,152,532,790	$13,800,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Income Strategies and Satellite Strategies Portfolios and 0.15% for the remainder of the Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended June 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$14,400	$—	*
Equity Growth Strategy	12,500	300
Growth and Income Strategy	33,600	300
Growth Strategy	26,900	100
Income Strategies	1,300	—
Satellite Strategies	53,100	—

*	Amount is less than $100.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the period ended June 30, 2012. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Income Strategies and Satellite Strategies Portfolios and 0.004% of each other Portfolio. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2012, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

Portfolio	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Balanced Strategy	$71	$148	$68	$287
Equity Growth Strategy	44	139	50	233
Growth and Income Strategy	133	368	149	650
Growth Strategy	109	343	127	579
Income Strategies	4	13	5	22
Satellite Strategies	116	145	87	348

G.  Line of Credit Facility — As of June 30, 2012, the Portfolios participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Portfolios did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The table below shows the transactions in and earnings from investments in these affiliated Funds for the six months ended June 30, 2012 (in thousands):

BALANCED STRATEGY PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Commodity Strategy Fund	$20,311	$1,955	$(3,105)	$(105)	$(1,663)	$17,393	$152
Goldman Sachs Core Fixed Income Fund	46,801	3,455	(50,284)	2,663	(1,865)	770	476
Goldman Sachs Dynamic Allocation Fund	—	86,215	(100)	—	—	86,115	—
Goldman Sachs Emerging Markets Debt Fund	11,080	2,514	(5,073)	1,112	(538)	9,095	289
Goldman Sachs Global Income Fund	142,619	72,243	(27,261)	1,337	1,993	190,931	1,302
Goldman Sachs High Yield Fund	26,794	9,193	(8,299)	925	45	28,658	1,016
Goldman Sachs International Real Estate Securities Fund	7,666	584	(4,559)	(141)	1,462	5,012	86
Goldman Sachs Large Cap Value Fund	16,796	1,517	(3,332)	(39)	1,535	16,477	—
Goldman Sachs Local Emerging Markets Debt Fund	5,584	6,904	(6,634)	410	(237)	6,027	245
Goldman Sachs Real Estate Securities Fund	9,178	719	(6,202)	2,709	(1,521)	4,883	113
Goldman Sachs Short Duration Government Fund	141,635	9,584	(87,327)	1,359	(1,188)	64,063	477
Goldman Sachs Strategic Growth Fund	19,575	3,203	(3,732)	231	1,864	21,141	—
Goldman Sachs Structured Emerging Markets Equity Fund	152	11,358	(379)	(26)	(295)	10,810	—
Goldman Sachs Structured International Equity Fund	45,154	5,720	(39,527)	(6,325)	8,113	13,135	—
Goldman Sachs Structured International Small Cap Fund	12,681	815	(7,046)	1,139	(485)	7,104	—
Goldman Sachs Structured Large Cap Growth Fund	45,946	7,601	(7,836)	742	3,535	49,988	—
Goldman Sachs Structured Large Cap Value Fund	39,240	3,886	(6,967)	462	2,263	38,884	272
Goldman Sachs Structured Small Cap Equity Fund	13,992	874	(7,513)	3,168	(1,882)	8,639	—
Total	$605,204	$228,340	$(275,176)	$9,621	$11,136	$579,125	$4,428

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

EQUITY GROWTH STRATEGY PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Commodity Strategy Fund	$27,541	$637	$(14,953)	$(779)	$(1,382)	$11,064	$197
Goldman Sachs International Real Estate Securities Fund	9,032	114	(3,022)	(1,029)	2,604	7,699	98
Goldman Sachs Large Cap Value Fund	29,335	53	(5,727)	(8)	2,656	26,309	—
Goldman Sachs Real Estate Securities Fund	10,815	232	(4,883)	1,849	(459)	7,554	127
Goldman Sachs Strategic Growth Fund	31,288	1,709	(7,014)	518	2,995	29,496	—
Goldman Sachs Structured Emerging Markets Equity Fund	11,758	23,223	(1,911)	118	1,271	34,459	—
Goldman Sachs Structured International Equity Fund	108,247	3,341	(15,480)	(2,218)	7,377	101,267	—
Goldman Sachs Structured International Small Cap Fund	12,596	23	(2,301)	391	423	11,132	—
Goldman Sachs Structured Large Cap Growth Fund	73,460	4,218	(15,080)	1,421	5,633	69,652	—
Goldman Sachs Structured Large Cap Value Fund	68,556	572	(11,796)	710	4,072	62,114	451
Goldman Sachs Structured Small Cap Equity Fund	13,882	1,638	(5,727)	2,734	(1,376)	11,151	—
Total	$396,510	$35,760	$(87,894)	$3,707	$23,814	$371,897	$873

*	Includes reinvestment of distributions.

GROWTH AND INCOME STRATEGY PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Commodity Strategy Fund	$64,302	$1,678	$(28,274)	$(1,826)	$(3,100)	$32,780	$454
Goldman Sachs Core Fixed Income Fund	111,523	1,634	(99,567)	5,554	(3,687)	15,457	1,120
Goldman Sachs Dynamic Allocation Fund	—	162,744	(73)	—	—	162,671	—
Goldman Sachs Emerging Markets Debt Fund	22,857	3,742	(21,528)	3,287	(2,110)	6,248	574
Goldman Sachs Global Income Fund	295,694	3,966	(84,452)	4,677	1,959	221,844	2,575
Goldman Sachs High Yield Fund	19,366	26,832	(4,066)	491	203	42,826	830
Goldman Sachs International Real Estate Securities Fund	15,835	244	(5,051)	(541)	3,269	13,756	165
Goldman Sachs Large Cap Value Fund	51,328	246	(10,573)	(116)	4,716	45,601	—
Goldman Sachs Local Emerging Markets Debt Fund	11,753	12,490	(24,654)	491	(80)	—	486
Goldman Sachs Real Estate Securities Fund	18,919	417	(8,225)	3,924	(1,535)	13,500	218
Goldman Sachs Short Duration Government Fund	52,610	21,838	(25,125)	29	62	49,414	141
Goldman Sachs Strategic Growth Fund	57,127	4,984	(14,238)	979	5,305	54,157	—
Goldman Sachs Structured Emerging Markets Equity Fund	11,442	37,643	(2,116)	393	1,407	48,769	—
Goldman Sachs Structured International Equity Fund	172,895	8,405	(77,495)	(14,648)	21,521	110,678	—
Goldman Sachs Structured International Small Cap Fund	31,495	154	(13,570)	2,756	(837)	19,998	—
Goldman Sachs Structured Large Cap Growth Fund	133,966	12,247	(30,923)	3,219	9,662	128,171	—
Goldman Sachs Structured Large Cap Value Fund	119,847	1,568	(22,025)	1,495	6,940	107,825	791
Goldman Sachs Structured Small Cap Equity Fund	34,761	155	(15,419)	7,814	(4,487)	22,824	—
Total	$1,225,720	$300,987	$(487,374)	$17,978	$39,208	$1,096,519	$7,354

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GROWTH STRATEGY PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Commodity Strategy Fund	$64,045	$1,625	$(34,074)	$(2,398)	$(2,653)	$26,545	$456
Goldman Sachs Dynamic Allocation Fund	—	134,620	(120)	—	—	134,500	—
Goldman Sachs Emerging Markets Debt Fund	18,930	3,197	(23,114)	3,040	(2,053)	—	483
Goldman Sachs Global Income Fund	136,038	1,523	(87,534)	2,197	776	53,000	1,156
Goldman Sachs High Yield Fund	16,120	11,283	(4,189)	331	247	23,792	703
Goldman Sachs International Real Estate Securities Fund	13,177	1,591	(2,203)	(1,874)	4,156	14,847	140
Goldman Sachs Large Cap Value Fund	57,101	176	(12,872)	(94)	5,211	49,522	—
Goldman Sachs Local Emerging Markets Debt Fund	9,977	10,381	(20,705)	347	—	—	414
Goldman Sachs Real Estate Securities Fund	15,791	370	(3,558)	1,366	647	14,616	183
Goldman Sachs Short Duration Government Fund	22,669	17,369	(22,796)	81	(17)	17,306	35
Goldman Sachs Strategic Growth Fund	61,900	4,090	(17,170)	1,208	5,666	55,694	—
Goldman Sachs Structured Emerging Markets Equity Fund	19,154	42,761	(3,136)	95	2,606	61,480	—
Goldman Sachs Structured International Equity Fund	218,381	8,003	(75,822)	(13,448)	22,100	159,214	—
Goldman Sachs Structured International Small Cap Fund	28,901	91	(9,033)	1,617	172	21,748	—
Goldman Sachs Structured Large Cap Growth Fund	145,370	10,070	(37,612)	3,969	10,150	131,947	—
Goldman Sachs Structured Large Cap Value Fund	133,574	1,300	(27,235)	1,910	7,505	117,054	889
Goldman Sachs Structured Small Cap Equity Fund	31,845	288	(11,737)	5,122	(2,122)	23,396	—
Total	$992,973	$248,738	$(392,910)	$3,469	$52,391	$904,661	$4,459

*	Includes reinvestment of distributions.

INCOME STRATEGIES PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Emerging Markets Debt Fund	$4,204	$414	$(2,063)	$207	$14	$2,776	$108
Goldman Sachs Global Income Fund	5,782	2,325	(675)	17	124	7,573	55
Goldman Sachs Government Income Fund	248	9	(256)	7	(8)	—	1
Goldman Sachs High Yield Fund	6,024	3,955	(589)	(31)	255	9,614	219
Goldman Sachs International Equity Dividend and Premium Fund	3,667	648	(916)	(258)	184	3,325	83
Goldman Sachs International Real Estate Securities Fund	2,517	186	(2,213)	(60)	505	935	30
Goldman Sachs Investment Grade Credit Fund	1,344	3,223	(470)	—	42	4,139	23
Goldman Sachs Local Emerging Markets Debt Fund	3,501	673	(1,603)	(44)	237	2,764	110
Goldman Sachs Real Estate Securities Fund	1,180	84	(599)	91	64	820	15
Goldman Sachs U.S. Equity Dividend and Premium Fund	7,407	1,166	(1,562)	46	340	7,397	93
Goldman Sachs U.S. Mortgages Fund	373	15	(390)	13	(11)	—	2
Goldman Sachs Ultra-Short Duration Government Fund	2,250	126	(2,114)	(2)	3	263	8
Total	$38,497	$12,824	$(13,450)	$(14)	$1,749	$39,606	$747

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

SATELLITE STRATEGIES PORTFOLIO

Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2012	Dividend Income
Goldman Sachs Commodity Strategy Fund	$113,312	$18,990	$(4,868)	$(1,212)	$(10,560)	$115,662	$921
Goldman Sachs Emerging Markets Debt Fund	159,525	32,580	(6,999)	(100)	9,036	194,042	4,446
Goldman Sachs Emerging Markets Equity Fund	33,455	6,664	(3,245)	(665)	1,493	37,702	—
Goldman Sachs High Yield Floating Rate Fund	117,869	23,851	(6,945)	(108)	1,632	136,299	2,613
Goldman Sachs High Yield Fund	180,517	33,648	(13,085)	(733)	7,551	207,898	6,842
Goldman Sachs International Real Estate Securities Fund	65,758	14,570	(6,597)	(1,307)	13,380	85,804	903
Goldman Sachs International Small Cap Fund	23,214	3,013	(2,295)	(304)	1,568	25,196	—
Goldman Sachs Local Emerging Markets Debt Fund	137,797	22,647	(14,068)	(1,645)	8,999	153,730	4,367
Goldman Sachs Real Estate Securities Fund	72,475	11,592	(3,774)	301	9,828	90,422	1,001
Goldman Sachs Structured Emerging Markets Equity Fund	41,034	7,188	(4,922)	(845)	3,986	46,441	—
Goldman Sachs Structured International Small Cap Fund	53,948	7,036	(4,693)	(795)	3,841	59,337	—
Total	$998,904	$181,779	$(71,491)	$(7,413)	$50,754	$1,152,533	$21,093

*	Includes reinvestment of distributions.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the six months ended June 30, 2012, were as follows:

Portfolio	Purchases	Sales
Balanced Strategy	$225,511,917	$275,175,871
Equity Growth Strategy	35,315,860	87,894,156
Growth and Income Strategy	296,282,072	487,374,392
Growth Strategy	246,017,340	392,910,090
Income Strategies	12,391,984	13,450,421
Satellite Strategies	168,188,614	71,490,793

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2011, the Portfolios’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Capital loss carryovers:(1)
Expiring 2016	$(2,311,724)	$(46,668,527)	$(142,648,691)	$(144,662,145)	$(734,769)	$—
Expiring 2017	(35,254,587)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)	—
Expiring 2018	(29,917,437)	(76,608,179)	(187,607,636)	(181,275,105)	(1,112,940)	—
Perpetual Long-term	—	(38,993,626)	(34,832,475)	(81,040,644)	—	—
Total capital loss carryovers	$(67,483,748)	$(271,685,493)	$(724,066,222)	$(779,877,545)	$(1,959,541)	$—
Timing differences (Post October Loss Deferrals)	$(4,308,186)	$(8,090,135)	$(6,942,075)	$(6,698,390)	$(4,095)	$(83,886)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Tax Cost	$587,016,662	$411,460,196	$1,116,949,473	$950,688,465	$40,362,513	$1,198,117,502
Gross unrealized gain	28,975,088	43,000,306	97,085,698	92,813,101	1,924,023	47,204,549
Gross unrealized loss	(36,866,649)	(82,463,738)	(117,115,733)	(138,440,214)	(2,680,078)	(78,989,261)
Net unrealized security loss	$(7,891,561)	$(39,463,432)	$(20,030,035)	$(45,627,113)	$(756,055)	$(31,784,712)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — An Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS (continued)

pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.

Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated companies. GSAM is currently evaluating the amendments and their impact, if any, on the Portfolio’s financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,970,227	$20,122,226	7,678,877	$78,909,082
Reinvestment of distributions	125,624	1,284,056	579,084	5,813,144
Shares converted from Class B(a)	18,242	187,874	68,216	689,234
Shares redeemed	(6,857,719)	(70,017,685)	(17,003,327)	(173,363,987)
	(4,743,626)	(48,423,529)	(8,677,150)	(87,952,527)
Class B Shares
Shares sold	36,180	369,871	141,499	1,448,725
Reinvestment of distributions	973	9,840	19,836	197,355
Shares converted to Class A(a)	(18,260)	(187,874)	(68,309)	(689,234)
Shares redeemed	(355,078)	(3,626,715)	(910,990)	(9,284,049)
	(336,185)	(3,434,878)	(817,964)	(8,327,203)
Class C Shares
Shares sold	477,620	4,870,075	1,266,983	12,938,195
Reinvestment of distributions	3,639	36,831	65,336	649,493
Shares redeemed	(1,745,666)	(17,811,285)	(4,125,584)	(42,192,346)
	(1,264,407)	(12,904,379)	(2,793,265)	(28,604,658)
Institutional Shares
Shares sold	4,348,700	45,154,072	5,176,544	53,014,552
Reinvestment of distributions	107,921	1,104,499	312,425	3,139,724
Shares redeemed	(3,114,111)	(31,685,827)	(4,536,608)	(46,456,518)
	1,342,510	14,572,744	952,361	9,697,758
Service Shares
Shares sold	17,034	174,617	57,140	584,417
Reinvestment of distributions	256	2,617	1,090	10,951
Shares redeemed	(60,352)	(610,197)	(196,249)	(2,017,482)
	(43,062)	(432,963)	(138,019)	(1,422,114)
Class IR Shares
Shares sold	8,106	82,335	88,042	884,965
Reinvestment of distributions	325	3,328	1,050	10,344
Shares redeemed	(38,498)	(388,241)	(88,392)	(916,006)
	(30,067)	(302,578)	700	(20,697)
Class R Shares
Shares sold	181,518	1,845,257	581,325	5,994,949
Reinvestment of distributions	2,263	23,029	10,626	105,736
Shares redeemed	(198,514)	(2,023,501)	(346,958)	(3,569,840)
	(14,733)	(155,215)	244,993	2,530,845
NET DECREASE	(5,089,570)	$(51,080,798)	(11,228,344)	$(114,098,596)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011		For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,090,355	$11,975,441	3,194,746	$36,227,060	2,914,895	$30,547,681	10,314,157	$109,639,075
—	—	459,340	4,703,646	205,511	2,159,110	1,542,900	15,797,670
28,626	315,512	82,128	909,893	36,153	384,230	104,899	1,085,641
(3,693,806)	(40,921,434)	(9,596,068)	(107,683,076)	(17,315,246)	(181,160,201)	(40,816,900)	(428,357,291)
(2,574,825)	(28,630,481)	(5,859,854)	(65,842,477)	(14,158,687)	(148,069,180)	(28,854,944)	(301,834,905)

12,587	134,952	27,359	295,911	26,610	280,601	141,808	1,506,054
—	—	28,363	280,229	—	—	89,958	906,621
(29,745)	(315,512)	(85,505)	(909,893)	(36,335)	(384,230)	(105,334)	(1,085,641)
(295,162)	(3,141,011)	(533,079)	(5,702,530)	(996,161)	(10,397,475)	(2,576,533)	(26,889,102)
(312,320)	(3,321,571)	(562,862)	(6,036,283)	(1,005,886)	(10,501,104)	(2,450,101)	(25,562,068)

348,835	3,680,944	993,075	10,719,920	580,522	6,047,043	1,923,326	20,246,366
—	—	149,775	1,472,288	—	—	273,271	2,745,059
(1,791,539)	(18,894,071)	(4,257,208)	(45,768,558)	(3,944,834)	(40,995,548)	(10,669,541)	(111,905,489)
(1,442,704)	(15,213,127)	(3,114,358)	(33,576,350)	(3,364,312)	(34,948,505)	(8,472,944)	(88,914,064)

276,873	3,132,154	1,046,202	12,087,638	2,092,035	21,816,007	3,266,691	34,532,474
—	—	124,083	1,283,013	77,167	812,457	334,480	3,438,639
(479,152)	(5,336,952)	(1,871,430)	(20,049,535)	(1,433,307)	(15,068,148)	(4,235,959)	(43,844,283)
(202,279)	(2,204,798)	(701,145)	(6,678,884)	735,895	7,560,316	(634,788)	(5,873,170)

5,313	58,194	28,347	321,370	15,544	164,547	89,498	918,964
—	—	1,546	15,686	383	4,016	2,939	29,965
(25,262)	(270,399)	(222,498)	(2,540,737)	(44,356)	(463,314)	(245,638)	(2,627,559)
(19,949)	(212,205)	(192,605)	(2,203,681)	(28,429)	(294,751)	(153,201)	(1,678,630)

5,710	64,498	39,546	417,436	28,416	295,269	170,189	1,733,984
—	—	1,573	15,955	763	7,994	2,993	29,836
(17,569)	(193,817)	(37,142)	(391,909)	(54,715)	(577,720)	(20,326)	(200,982)
(11,859)	(129,319)	3,977	41,482	(25,536)	(274,457)	152,856	1,562,838

53,012	571,478	178,336	2,030,630	62,784	647,927	244,975	2,607,344
—	—	11,143	113,322	784	8,181	7,873	79,640
(148,960)	(1,630,498)	(79,708)	(909,548)	(147,456)	(1,515,135)	(127,054)	(1,345,156)
(95,948)	(1,059,020)	109,771	1,234,404	(83,888)	(859,027)	125,794	1,341,828
(4,659,884)	$(50,770,521)	(10,317,076)	$(113,061,789)	(17,930,843)	$(187,386,708)	(40,287,328)	$(420,958,171)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,032,430	$31,833,247	6,438,554	$69,600,551
Reinvestment of distributions	—	—	1,277,391	12,607,899
Shares converted from Class B(a)	96,731	1,022,809	255,512	2,668,996
Shares redeemed	(12,331,568)	(128,843,323)	(24,371,143)	(260,070,996)
	(9,202,407)	(95,987,267)	(16,399,686)	(175,193,550)
Class B Shares
Shares sold	28,501	304,022	57,548	621,934
Reinvestment of distributions	—	—	84,555	839,627
Shares converted to Class A(a)	(96,404)	(1,022,809)	(255,452)	(2,668,996)
Shares redeemed	(925,639)	(9,757,511)	(1,991,598)	(21,227,134)
	(993,542)	(10,476,298)	(2,104,947)	(22,434,569)
Class C Shares
Shares sold	576,449	6,008,114	1,687,832	18,108,943
Reinvestment of distributions	—	—	303,187	2,983,364
Shares redeemed	(3,924,466)	(41,029,011)	(10,671,049)	(113,968,492)
	(3,348,017)	(35,020,897)	(8,680,030)	(92,876,185)
Institutional Shares
Shares sold	843,506	8,749,540	3,281,657	35,764,734
Reinvestment of distributions	—	—	254,761	2,514,495
Shares redeemed	(1,052,390)	(11,000,643)	(4,901,323)	(51,533,289)
	(208,884)	(2,251,103)	(1,364,905)	(13,254,060)
Service Shares
Shares sold	17,339	183,791	56,804	596,069
Reinvestment of distributions	—	—	3,492	34,363
Shares redeemed	(64,718)	(682,190)	(309,545)	(3,374,815)
	(47,379)	(498,399)	(249,249)	(2,744,383)
Class IR Shares
Shares sold	42,744	440,950	128,743	1,333,733
Reinvestment of distributions	—	—	3,903	38,092
Shares redeemed	(50,638)	(522,632)	(54,850)	(541,202)
	(7,894)	(81,682)	77,796	830,623
Class R Shares
Shares sold	63,709	644,657	169,289	1,799,391
Reinvestment of distributions	—	—	10,462	101,061
Shares redeemed	(104,527)	(1,057,939)	(62,769)	(654,298)
	(40,818)	(413,282)	116,982	1,246,154
NET INCREASE (DECREASE)	(13,848,941)	$(144,728,928)	(28,604,039)	$(304,425,970)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio				Satellite Strategies Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011		For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

295,225	$2,500,613	1,616,933	$13,941,291	7,167,741	$56,186,502	15,785,298	$124,917,700
27,971	237,058	79,343	672,031	420,524	3,255,682	1,058,421	8,136,902
—	—	—	—	—	—	—	—
(427,910)	(3,618,441)	(1,084,217)	(9,132,759)	(5,654,339)	(43,755,015)	(16,370,793)	(127,777,216)
(104,714)	(880,770)	612,059	5,480,563	1,933,926	15,687,169	472,926	5,277,386

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

155,875	1,327,786	714,208	6,193,200	1,923,678	15,029,627	5,984,324	47,682,736
11,468	97,599	31,247	264,890	146,341	1,128,290	379,077	2,883,235
(189,138)	(1,608,462)	(373,749)	(3,186,443)	(2,112,246)	(16,376,164)	(3,190,126)	(24,749,311)
(21,795)	(183,077)	371,706	3,271,647	(42,227)	(218,247)	3,173,275	25,816,660

17,100	145,462	159,135	1,344,091	22,963,639	179,368,462	37,305,134	295,963,263
13,498	114,136	33,783	285,606	1,056,412	8,153,003	1,832,069	13,954,717
(890,981)	(7,559,024)	(79,770)	(687,491)	(13,107,779)	(101,752,450)	(14,907,951)	(116,991,254)
(860,383)	(7,299,426)	113,148	942,206	10,912,272	85,769,015	24,229,252	192,926,726

—	—	—	—	916,876	7,070,325	1,820,636	14,307,505
—	—	—	—	22,089	170,481	59,295	453,876
—	—	—	—	(417,529)	(3,230,970)	(863,072)	(6,638,692)
—	—	—	—	521,436	4,009,836	1,016,859	8,122,689

123,272	1,050,737	132,094	1,105,133	1,924,540	15,095,911	7,303,000	57,363,487
3,383	28,647	3,743	31,337	143,941	1,113,788	258,840	1,940,888
(31,135)	(262,299)	(48,948)	(406,596)	(1,448,277)	(11,348,853)	(2,090,234)	(16,021,615)
95,520	817,085	86,889	729,874	620,204	4,860,846	5,471,606	43,282,760

2,166	18,522	6,166	52,201	331,028	2,587,684	82,971	651,772
129	1,096	260	2,192	5,171	39,970	4,351	33,167
(3,118)	(26,877)	(1,506)	(13,336)	(113,140)	(891,115)	(68,475)	(524,938)
(823)	(7,259)	4,920	41,057	223,059	1,736,539	18,847	160,001
(892,195)	$(7,553,447)	1,188,722	$10,465,347	14,168,670	$111,845,158	34,382,765	$275,586,222

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*
Class A
Actual	$1,000.00	$1,040.10		$2.99	$1,000.00	$1,067.40		$3.03	$1,000.00	$1,050.60		$3.01
Hypothetical 5% return	1,000.00	1,021.93	+	2.97	1,000.00	1,021.93	+	2.97	1,000.00	1,021.93	+	2.97
Class B
Actual	1,000.00	1,037.10		6.79	1,000.00	1,062.80		6.87	1,000.00	1,046.20		6.82
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72
Class C
Actual	1,000.00	1,036.10		6.78	1,000.00	1,063.10		6.87	1,000.00	1,045.40		6.81
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72
Institutional
Actual	1,000.00	1,042.20		0.96	1,000.00	1,069.70		0.98	1,000.00	1,051.60		0.97
Hypothetical 5% return	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96
Service
Actual	1,000.00	1,040.40		3.50	1,000.00	1,067.10		3.55	1,000.00	1,049.20		3.52
Hypothetical 5% return	1,000.00	1,021.43	+	3.47	1,000.00	1,021.43	+	3.47	1,000.00	1,021.43	+	3.47
Class IR
Actual	1,000.00	1,041.30		1.73	1,000.00	1,068.10		1.75	1,000.00	1,051.10		1.73
Hypothetical 5% return	1,000.00	1,023.17	+	1.71	1,000.00	1,023.17	+	1.71	1,000.00	1,023.17	+	1.71
Class R
Actual	1,000.00	1,038.90		4.26	1,000.00	1,065.90		4.31	1,000.00	1,048.60		4.28
Hypothetical 5% return	1,000.00	1,020.69	+	4.22	1,000.00	1,020.69	+	4.22	1,000.00	1,020.69	+	4.22

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2012 (Unaudited) (continued)

	Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*	Beginning Account Value 1/1/12	Ending Account Value 6/30/12		Expenses Paid for the 6 months ended 6/30/12*
Class A
Actual	$1,000.00	$1,057.80		$3.02	$1,000.00	$1,063.60		$2.92	$1,000.00	$1,062.60		$2.92
Hypothetical 5% return	1,000.00	1,021.93	+	2.97	1,000.00	1,022.03	+	2.87	1,000.00	1,022.03	+	2.87
Class B
Actual	1,000.00	1,053.40		6.84	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	1,053.90		6.84	1,000.00	1,059.40		6.76	1,000.00	1,057.50		6.75
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	1,000.00	1,018.30	+	6.62	1,000.00	1,018.30	+	6.62
Institutional
Actual	1,000.00	1,059.80		0.97	1,000.00	1,065.90		0.87	1,000.00	1,064.80		0.87
Hypothetical 5% return	1,000.00	1,023.92	+	0.96	1,000.00	1,024.02	+	0.86	1,000.00	1,024.02	+	0.86
Service
Actual	1,000.00	1,057.00		3.53	N/A	N/A		N/A	1,000.00	1,062.30		3.44
Hypothetical 5% return	1,000.00	1,021.43	+	3.47	N/A	N/A		N/A	1,000.00	1,021.53	+	3.37
Class IR
Actual	1,000.00	1,059.50		1.74	1,000.00	1,063.80		1.64	1,000.00	1,064.00		1.64
Hypothetical 5% return	1,000.00	1,023.17	+	1.71	1,000.00	1,023.27	+	1.61	1,000.00	1,023.27	+	1.61
Class R
Actual	1,000.00	1,056.00		4.29	1,000.00	1,062.10		4.20	1,000.00	1,061.80		4.20
Hypothetical 5% return	1,000.00	1,020.69	+	4.22	1,000.00	1,020.79	+	4.12	1,000.00	1,020.79	+	4.12

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy, Goldman Sachs Equity Growth Strategy, Goldman Sachs Growth and Income Strategy, Goldman Sachs Growth Strategy, Goldman Sachs Income Strategies and Goldman Sachs Satellite Strategies Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the Underlying Funds, applicable information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Service Shares of each Portfolio except Income Strategies Portfolio. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Portfolios and the Underlying Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Portfolio’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Balanced Strategy Portfolio had placed in the top half of its peer group for the ten-year period and the bottom half of its peer group for the one-, three-, and five-year periods and underperformed its benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2012. The Balanced Strategy Portfolio also underperformed its benchmark index for each of the one-, three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Income Strategies Portfolio had placed in the top half of its peer group for the one- and three-year periods and had placed in the third quartile of its peer group for the five-year period ended March 31, 2012. They also noted that the Income Strategies Portfolio outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one- and five-year periods ended March 31, 2012. The Trustees observed that the Growth and Income Strategy Portfolio had placed in the top half of its peer group for the one- and three- year periods and in the bottom half of its peer group for the five- and ten-year periods ended March 31, 2012. They observed that the Growth and Income Strategy Portfolio also outperformed its benchmark index for the three- and ten-year periods and underperformed its benchmark index for the one- and five-year periods ended March 31, 2012. The Independent Trustees noted that the Growth Strategy Portfolio had placed in the top quartile of its peer group and outperformed its benchmark index for the three-year period, and had placed in the bottom half of its peer group and underperformed its benchmark index for the one-, five-, and ten-year periods. They noted that the Equity Growth Strategy Portfolio had placed in the top half of its peer group for the one-year period, and had placed in the bottom half of its peer group for the three-, five-, and ten-year periods, and underperformed its benchmark index for each of the one-, three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Satellite Strategies Portfolio had placed in the top half of its peer group during the one- and three-year periods and had placed in the bottom quartile of its peer group during the five-year period ended March 31, 2012. They noted that the Portfolio also outperformed its benchmark index during the three-year period and underperformed its benchmark index during the one- and five-year periods ended March 31, 2012. The Independent Trustees noted that each Portfolio had certain significant differences from its respective peer group and benchmark index that caused the peer group and benchmark index to be imperfect bases for performance comparison. They observed that the Investment Adviser had made a significant effort to enhance the senior portfolio management team. They also noted the team’s long history of strategically reallocating the Portfolios’ investments in the Underlying Funds and its recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive portions of management fees paid by certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Portfolios themselves do not have breakpoints in their management fee schedules, but that the benefits of the fee breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from their participation in the securities lending program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[4]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.

[2]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[4]

Effective at the close of business June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 79603.MF.MED.TMPL/8/2012 FFSAR12/123.4k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 27, 2012